UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               JAMES G. WHETZEL
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2013


[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA INTERMEDIATE-TERM BOND FUND]

 ==============================================================

       ANNUAL REPORT
       USAA INTERMEDIATE-TERM BOND FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       JULY 31, 2013

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

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PRESIDENT'S MESSAGE

"THE DECLINE WAS INSTRUCTIVE BECAUSE
IT REVEALED HOW ATTACHED INVESTORS                 [PHOTO OF DANIEL S. McNAMARA]
HAD BECOME TO FED STIMULUS."

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AUGUST 2013

If there was any doubt the Federal Reserve's (the Fed) stimulus programs were driving the performance of the U.S. stock and bond markets, it was greatly diminished during the reporting period. Just a hint of eventual Fed tapering sparked a broad selloff in the financial markets during June. The decline was instructive because it revealed how attached investors had become to rely on the Fed's stimulus policies. The Fed's bond-buying programs have pushed down interest rates and driven bond prices higher. Lower interest rates, meanwhile, have incentivized investors to seek higher returns in riskier asset classes, such as stocks and corporate bonds.

In response to the selloff, the Fed moved quickly to remind investors it would not raise short-term interest rates until it became clear that economic growth was self-sustaining. The Fed also said it could change the terms of its quantitative easing programs if the economy takes an unexpected turn, such as strong growth or renewed weakness. (The term quantitative easing is generally used to reference programs in which the Fed uses newly created money to purchase financial assets.) In fact, I believe that the economy is weaker at the time of this writing than when the Fed expanded quantitative easing in 2012. Furthermore, inflation pressures remain modest. As a result, the Fed is likely to continue its quantitative easing programs for some time, though I believe it may purchase fewer securities if market conditions are favorable. However, with a change in leadership coming at the end of 2013, Fed Chairman Ben Bernanke may seek -- economic conditions permitting -- to preserve his legacy by setting the stage for future tapering.

Although interest rates increased during the reporting period, they remain exceptionally low by historical measures. I think investors have less to fear from gradually rising interest rates than they do from a return to low rates, which some believe could be caused by a Japan-like deflationary economy. That said, higher interest rates do mean that bond investors are likely to

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

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see a decrease in their principal (bond prices move in the opposite direction of interest rates), but they will also -- for the first time in a long time -- see an increase in the income they receive from their fixed-income investments. However, it is important to remember that the fixed-income market is not a "bond" market. It is a market of bonds, which includes U.S. Treasuries, mortgage-backed securities, investment-grade bonds, high-yield bonds, municipal securities and more. Many of these fixed-income asset classes perform differently from each other.

Within equities, the selloff was relatively short lived and stocks reached new highs just after the end of the reporting period. However, only about a third of the gains can be attributed to earnings and dividend growth. Much of price appreciation seems to be the result of higher valuations or multiple expansion. While we believe current valuations are fair, 2008 should be a reminder that investor preferences can change. Increasing valuations that are not supported by earnings growth could decline in the future.

In this environment, I think it's more important than ever to keep emotion out of the investment process. Shareholders should have an investment plan, remain disciplined and hold diversified portfolios directly tied to their objectives, risk tolerance and time horizon. If you think you might be over-allocated to your fixed-income portfolio, you should reassess your investment risk and if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. USAA advisors are available to help you free of charge if you have questions or need assistance updating your investment plan.

Though no one really knows what lies ahead, you can rest assured that we will continue to monitor Fed policy and the many factors shaping the performance of the financial markets. From all of us here at USAA Asset Management Company, thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.
o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            17

    Report of Independent Registered Public Accounting Firm                  18

    Portfolio of Investments                                                 19

    Notes to Portfolio of Investments                                        48

    Financial Statements                                                     53

    Notes to Financial Statements                                            57

EXPENSE EXAMPLE                                                              76

ADVISORY AGREEMENT(S)                                                        78

TRUSTEES' AND OFFICERS' INFORMATION                                          83

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA INTERMEDIATE-TERM BOND FUND'S (THE FUND) INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

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TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF MATTHEW FREUND]                       [PHOTO OF JULIANNE BASS]

   MATTHEW FREUND, CFA                             JULIANNE BASS, CFA
   USAA Asset Management Company                   USAA Asset Management Company

--------------------------------------------------------------------------------

o HOW DID THE USAA INTERMEDIATE-TERM BOND FUND (THE FUND SHARES) PERFORM DURING THE REPORTING PERIOD?

    At the end of the reporting period, the Fund Shares provided a total return of 4.08%. During the same period, the Barclays U.S. Aggregate Bond Index (the Index) returned -1.91% and the Lipper Intermediate Investment Grade Funds Index returned -0.41%. At the same time, the Fund Shares provided a one-year dividend yield of 4.46%, compared to 2.57% for the Lipper Intermediate Investment Grade Debt Funds Average.

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began, market sentiment was dominated by concerns about the upcoming presidential election as well as the potential impact of sequestration (automatic federal spending cuts), which ultimately had little impact on the economy. Fixed-income performance was volatile, caused by the combination of the Federal Reserve's (the Fed) ongoing quantitative easing measures and uncertainty about when they might end.

    Refer to page 9 for benchmark definitions.

    Past performance is no guarantee of future results.

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2  | USAA INTERMEDIATE-TERM BOND FUND

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                      o U.S. TREASURY ACTIVE YIELD CURVES o

                  [CHART OF U.S. TREASURY ACTIVE YIELD CURVES]

                         RATE (MID CONVENTIONAL %)              CHANGE IN BASIS
                       -----------------------------                 POINTS
                       7/31/13               8/01/12                 ------
 1M                     0.023                 0.063                   -4.1
 3M                     0.038                 0.094                   -5.6
 6M                     0.068                 0.140                   -7.1
 1Y                     0.107                 0.160                   -5.3
 2Y                     0.311                 0.229                    8.2
 3Y                     0.592                 0.313                   27.9
 5Y                     1.379                 0.636                   74.3
 7Y                     2.001                 1.032                   97.0
10Y                     2.577                 1.525                  105.2
30Y                     3.636                 2.598                  103.8

                                   [END CHART]

    Source: Bloomberg L.P.

    The market environment changed suddenly in May 2013 when Fed Chairman Ben Bernanke hinted the Fed could start tapering its asset purchases during 2013 should economic conditions warrant it. Afterwards, interest rates increased during May and June. (Bond prices, which move in the opposite direction of interest rates, declined.) The yield on a 10-year U.S. Treasury, which had been 1.52% on August 1, 2012, reached 2.58% by the end of the reporting period. Moreover, the yield curve steepened dramatically, with the spread (difference in yields) between three-month and 10-year U.S. Treasuries widening from 1.44% to 2.54%, reflecting investor

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    concern about higher U.S. Treasury rates and potential inflation (see chart on page 3). The increase in interest rates demonstrated the market's concern about the eventual reversal of the Fed's easy monetary policies.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we sought to maximize the Fund's income while maintaining an acceptable level of price volatility. We have always believed the Fund should be adequately compensated for the risk it takes. In managing the portfolio, we took a "holistic" approach, using independent credit analysis to look for what we considered the best investment ideas across the fixed-income market and among individual securities. We view the fixed-income market not as a "bond" market but a market of bonds. During the reporting period, our team of credit analysts helped us identify opportunities in spread (non-Treasury) sectors, including select junior subordinated debt and lower-rated investment grade bonds. The Fund's overweight in the junior subordinated debt of insurance companies was advantageous. The portfolio also benefited from its underweight in U.S. Treasuries, which underperformed most other sectors of the fixed-income market. The Fund's holdings of municipal bonds dampened performance as rising interest rates and the city of Detroit bankruptcy rattled the tax-exempt market. (The Fund did not own any bonds issued by Detroit.)

    As interest rates increased during the reporting period, we found opportunities to reinvest the Fund at higher yields. As always, our credit team also continued to analyze and monitor every holding in the portfolio. We remain committed to building a high-quality portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

================================================================================

4  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

o   WHAT IS THE OUTLOOK?

    We remain cautiously optimistic in our broad economic outlook. Although the prospect of tapering caused a substantial market reaction, it is important to remember that the Fed will only begin to pull back on quantitative easing if economic growth is strong enough to warrant a reduction. What's more, "tapering" (reducing the amount of stimulus) is not the same as "tightening" (removing stimulus altogether). Still, the data-driven nature of Fed policy is likely to contribute to increased market volatility as investors give even greater scrutiny to individual economic reports in the months ahead. Meanwhile, we expect the Fed to continue holding short-term rates at or near zero at least through 2014. Chairman Bernanke has been very clear that the Fed has no plans to raise short-term rates as long as the unemployment rate is at or above 6.5% and inflation is below 2%.

    In our opinion, fixed-income securities have returned to their traditional role as an income accumulation vehicle and shareholders should expect the majority of their return to come from the income generated by the Fund. Indeed, over the long term, income -- not price movements -- comprise the majority of the portfolio's total return (see page 8).

    Thank you for the opportunity to serve your investment needs.

    Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA INTERMEDIATE-TERM BOND FUND SHARES (FUND SHARES) (Ticker Symbol: USIBX)

--------------------------------------------------------------------------------
                                         7/31/13                    7/31/12
--------------------------------------------------------------------------------
Net Assets                          $1,775.2 Million           $2,117.8 Million
Net Asset Value Per Share                $10.75                     $10.81
Dollar-Weighted Average
Portfolio Maturity(+)                  6.6 Years                   6.7 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
--------------------------------------------------------------------------------
    1 Year                            5 Years                      10 Years
     4.08%                             8.79%                         5.97%

--------------------------------------------------------------------------------
                         30-DAY SEC YIELD AS OF 7/31/13*
--------------------------------------------------------------------------------
    Unsubsidized            3.51%               Subsidized          3.58%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/12**
--------------------------------------------------------------------------------
    Before Reimbursement     0.72%          After Reimbursement     0.65%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2013, to make payments or waive management, administration, and other fees so that the total expenses of the Fund Shares

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6  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.65% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2013. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS ENDED JULY 31, 2013

--------------------------------------------------------------------------------
                    TOTAL RETURN    =     DIVIDEND RETURN     +    PRICE CHANGE
--------------------------------------------------------------------------------
10 Years                5.97%       =          5.37%          +       0.60%
5 Years                 8.79%       =          5.85%          +       2.94%
1 Year                  4.08%       =          4.43%          +      -0.35%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2004 -- JULY 31, 2013

       [CHART OF TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

--------------------------------------------------------------------------------
                TOTAL RETURN        DIVIDEND RETURN        CHANGE IN SHARE PRICE
--------------------------------------------------------------------------------
7/31/2004           4.55%                4.65%                     -0.10%
7/31/2005           4.60                 4.70                      -0.10
7/31/2006           1.62                 4.78                      -3.16
7/31/2007           5.46                 5.05                       0.41
7/31/2008          -0.08                 5.30                      -5.38
7/31/2009           2.71                 6.89                      -4.18
7/31/2010          20.30                 6.97                      13.33
7/31/2011          10.44                 5.70                       4.74
7/31/2012           7.27                 5.29                       1.98
7/31/2013           4.08                 4.43                      -0.35

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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8  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA INTERMEDIATE-TERM    LIPPER INTERMEDIATE INVESTMENT        BARCLAYS U.S.
                      BOND FUND SHARES              GRADE FUNDS INDEX          AGGREGATE BOND INDEX
 7/31/2003               $10,000.00                   $10,000.00                    $10,000.00
 8/31/2003                10,030.49                    10,076.08                     10,066.39
 9/30/2003                10,315.86                    10,347.00                     10,332.86
10/31/2003                10,248.63                    10,273.96                     10,236.49
11/30/2003                10,264.94                    10,301.09                     10,261.01
12/31/2003                10,365.06                    10,405.86                     10,365.43
 1/31/2004                10,443.30                    10,488.60                     10,448.82
 2/29/2004                10,542.51                    10,590.49                     10,561.92
 3/31/2004                10,611.81                    10,666.78                     10,641.02
 4/30/2004                10,399.46                    10,410.48                     10,364.17
 5/31/2004                10,333.87                    10,359.43                     10,322.66
 6/30/2004                10,372.88                    10,407.71                     10,380.99
 7/31/2004                10,455.83                    10,505.40                     10,483.89
 8/31/2004                10,627.92                    10,694.58                     10,683.88
 9/30/2004                10,668.18                    10,722.57                     10,712.87
10/31/2004                10,749.57                    10,807.08                     10,802.70
11/30/2004                10,666.65                    10,739.53                     10,716.53
12/31/2004                10,773.73                    10,851.23                     10,815.14
 1/31/2005                10,823.21                    10,909.84                     10,883.05
 2/28/2005                10,780.15                    10,863.58                     10,818.81
 3/31/2005                10,725.64                    10,799.29                     10,763.24
 4/30/2005                10,866.68                    10,932.17                     10,908.91
 5/31/2005                10,959.76                    11,046.96                     11,026.93
 6/30/2005                11,033.80                    11,111.75                     11,087.06
 7/31/2005                10,935.84                    11,024.96                     10,986.13
 8/31/2005                11,075.16                    11,162.93                     11,126.97
 9/30/2005                10,979.12                    11,049.71                     11,012.35
10/31/2005                10,909.65                    10,958.71                     10,925.20
11/30/2005                10,963.70                    10,998.83                     10,973.51
12/31/2005                11,064.13                    11,098.96                     11,077.84
 1/31/2006                11,049.37                    11,113.08                     11,078.47
 2/28/2006                11,082.76                    11,145.88                     11,115.25
 3/31/2006                11,009.03                    11,038.14                     11,006.17
 4/30/2006                10,974.83                    11,022.83                     10,986.22
 5/31/2006                10,976.37                    11,010.83                     10,974.50
 6/30/2006                10,991.18                    11,022.61                     10,997.76
 7/31/2006                11,124.14                    11,175.54                     11,146.47
 8/31/2006                11,294.69                    11,343.54                     11,317.11
 9/30/2006                11,422.41                    11,438.47                     11,416.52
10/31/2006                11,501.33                    11,515.73                     11,492.03
11/30/2006                11,641.26                    11,649.10                     11,625.36
12/31/2006                11,583.61                    11,594.55                     11,557.89
 1/31/2007                11,593.44                    11,582.77                     11,553.15
 2/28/2007                11,781.95                    11,770.31                     11,731.30
 3/31/2007                11,773.93                    11,766.25                     11,731.65
 4/30/2007                11,845.50                    11,825.47                     11,794.92
 5/31/2007                11,742.13                    11,725.18                     11,705.53
 6/30/2007                11,715.01                    11,677.39                     11,670.90
 7/31/2007                11,731.07                    11,741.79                     11,768.25
 8/31/2007                11,822.20                    11,847.73                     11,912.49
 9/30/2007                11,905.29                    11,974.57                     12,002.86
10/31/2007                11,979.67                    12,053.13                     12,110.68
11/30/2007                12,047.99                    12,209.02                     12,328.47
12/31/2007                12,028.10                    12,223.82                     12,363.10
 1/31/2008                12,080.87                    12,427.75                     12,570.77
 2/29/2008                11,990.74                    12,365.60                     12,588.22
 3/31/2008                11,919.15                    12,237.58                     12,631.17
 4/30/2008                11,898.95                    12,301.42                     12,604.78
 5/31/2008                11,932.48                    12,205.01                     12,512.34
 6/30/2008                11,839.22                    12,103.59                     12,502.23
 7/31/2008                11,721.53                    11,987.44                     12,492.03
 8/31/2008                11,719.88                    12,059.21                     12,610.59
 9/30/2008                11,258.44                    11,683.81                     12,441.21
10/31/2008                10,480.24                    11,248.99                     12,147.54
11/30/2008                10,279.54                    11,230.47                     12,542.95
12/31/2008                10,163.63                    11,648.26                     13,010.91
 1/31/2009                10,200.51                    11,630.61                     12,896.11
 2/28/2009                10,132.76                    11,500.39                     12,847.44
 3/31/2009                10,339.27                    11,717.82                     13,026.03
 4/30/2009                10,586.98                    11,920.09                     13,088.31
 5/31/2009                11,301.80                    12,205.74                     13,183.25
 6/30/2009                11,623.81                    12,352.51                     13,258.23
 7/31/2009                12,043.69                    12,710.64                     13,472.08
 8/31/2009                12,428.15                    12,892.17                     13,611.57
 9/30/2009                12,835.10                    13,128.18                     13,754.56
10/31/2009                13,067.77                    13,247.70                     13,822.47
11/30/2009                13,253.13                    13,411.51                     14,001.43
12/31/2009                13,299.89                    13,314.08                     13,782.57
 1/31/2010                13,678.34                    13,554.61                     13,993.11
 2/28/2010                13,772.53                    13,622.92                     14,045.36
 3/31/2010                13,982.67                    13,698.93                     14,028.09
 4/30/2010                14,251.05                    13,889.02                     14,174.12
 5/31/2010                14,089.10                    13,894.94                     14,293.39
 6/30/2010                14,216.77                    14,119.11                     14,517.53
 7/31/2010                14,485.05                    14,314.31                     14,672.42
 8/31/2010                14,733.43                    14,529.80                     14,861.21
 9/30/2010                14,945.61                    14,615.79                     14,877.05
10/31/2010                15,169.36                    14,704.06                     14,930.02
11/30/2010                15,131.44                    14,588.45                     14,844.21
12/31/2010                15,089.01                    14,461.38                     14,684.14
 1/31/2011                15,283.07                    14,537.76                     14,701.23
 2/28/2011                15,409.93                    14,597.17                     14,738.00
 3/31/2011                15,482.04                    14,614.46                     14,746.15
 4/30/2011                15,732.80                    14,830.74                     14,933.33
 5/31/2011                15,918.71                    14,987.51                     15,128.22
 6/30/2011                15,793.00                    14,914.60                     15,083.92
 7/31/2011                15,995.52                    15,123.46                     15,323.28
 8/31/2011                15,839.00                    15,186.26                     15,547.15
 9/30/2011                15,701.58                    15,151.00                     15,660.25
10/31/2011                15,920.84                    15,276.98                     15,677.07
11/30/2011                15,851.60                    15,178.88                     15,663.47
12/31/2011                16,046.27                    15,369.79                     15,835.62
 1/31/2012                16,340.44                    15,632.33                     15,974.67
 2/29/2012                16,486.75                    15,691.45                     15,971.00
 3/31/2012                16,525.25                    15,653.69                     15,883.49
 4/30/2012                16,684.28                    15,838.60                     16,059.59
 5/31/2012                16,723.19                    15,946.06                     16,204.90
 6/30/2012                16,809.70                    16,005.27                     16,211.25
 7/31/2012                17,159.09                    16,283.17                     16,434.85
 8/31/2012                17,298.38                    16,340.18                     16,445.59
 9/30/2012                17,468.65                    16,441.94                     16,468.23
10/31/2012                17,706.84                    16,513.17                     16,500.62
11/30/2012                17,796.56                    16,565.97                     16,526.66
12/31/2012                17,845.10                    16,571.56                     16,503.12
 1/31/2013                17,907.11                    16,509.28                     16,387.70
 2/28/2013                18,054.67                    16,598.84                     16,469.84
 3/31/2013                18,153.27                    16,629.05                     16,482.99
 4/30/2013                18,396.24                    16,815.12                     16,649.78
 5/31/2013                18,195.63                    16,515.02                     16,352.71
 6/30/2013                17,747.02                    16,157.92                     16,099.76
 7/31/2013                17,859.91                    16,216.77                     16,121.77

                                   [END CHART]

                          Data from 7/31/03 to 7/31/13.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Shares to the following benchmarks:

o The unmanaged Lipper Intermediate Investment Grade Funds Index tracks the total return performance of the 30 largest funds within the Lipper Intermediate Investment Grade Debt Funds category.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                    USAA INTERMEDIATE-TERM      LIPPER INTERMEDIATE INVESTMENT
                       BOND FUND SHARES            GRADE DEBT FUNDS AVERAGE
7/31/2004                    4.61%                           3.74%
7/31/2005                    4.65                            3.73
7/31/2006                    4.89                            4.22
7/31/2007                    5.09                            4.57
7/31/2008                    5.70                            5.03
7/31/2009                    6.47                            4.66
7/31/2010                    5.77                            3.86
7/31/2011                    5.23                            3.24
7/31/2012                    4.93                            2.85
7/31/2013                    4.46                            2.57

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/04 to 7/31/13.

The Lipper Intermediate Investment Grade Debt Funds Average is the average performance level of all intermediate investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIITX)


--------------------------------------------------------------------------------
                                            7/31/13                 7/31/12
--------------------------------------------------------------------------------

Net Assets                             $1,132.6 Million          $336.5 Million
Net Asset Value Per Share                   $10.75                   $10.81


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
--------------------------------------------------------------------------------
    1 Year                                         Since Inception 8/01/08

     4.18%                                                  8.94%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/12*
--------------------------------------------------------------------------------

                                      0.56%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               USAA INTERMEDIATE-TERM BOND     LIPPER INTERMEDIATE INVESTMENT         BARCLAYS U.S.
                FUND INSTITUTIONAL SHARES           GRADE FUNDS INDEX             AGGREGATE BOND INDEX
 7/31/2008             $10,000.00                       $10,000.00                     $10,000.00
 8/31/2008               9,995.51                        10,059.87                      10,094.91
 9/30/2008               9,603.48                         9,746.71                       9,959.32
10/31/2008               8,941.32                         9,383.98                       9,724.23
11/30/2008               8,771.29                         9,368.53                      10,040.76
12/31/2008               8,673.92                         9,717.05                      10,415.37
 1/31/2009               8,706.83                         9,702.33                      10,323.47
 2/28/2009               8,650.28                         9,593.70                      10,284.50
 3/31/2009               8,827.96                         9,775.08                      10,427.47
 4/30/2009               9,040.93                         9,943.81                      10,477.33
 5/31/2009               9,652.88                        10,182.10                      10,553.32
 6/30/2009               9,929.45                        10,304.54                      10,613.35
 7/31/2009              10,289.85                        10,603.29                      10,784.54
 8/31/2009              10,619.91                        10,754.73                      10,896.20
 9/30/2009              10,969.35                        10,951.61                      11,010.66
10/31/2009              11,170.03                        11,051.31                      11,065.03
11/30/2009              11,330.16                        11,187.97                      11,208.28
12/31/2009              11,372.15                        11,106.69                      11,033.08
 1/31/2010              11,697.42                        11,307.34                      11,201.62
 2/28/2010              11,779.67                        11,364.32                      11,243.45
 3/31/2010              11,949.41                        11,427.73                      11,229.63
 4/30/2010              12,193.02                        11,586.31                      11,346.52
 5/31/2010              12,056.28                        11,591.25                      11,442.00
 6/30/2010              12,167.42                        11,778.25                      11,621.43
 7/31/2010              12,399.30                        11,941.09                      11,745.42
 8/31/2010              12,613.97                        12,120.85                      11,896.55
 9/30/2010              12,797.72                        12,192.59                      11,909.23
10/31/2010              12,991.55                        12,266.22                      11,951.63
11/30/2010              12,961.29                        12,169.77                      11,882.94
12/31/2010              12,927.36                        12,063.78                      11,754.80
 1/31/2011              13,095.79                        12,127.49                      11,768.48
 2/28/2011              13,206.51                        12,177.05                      11,797.92
 3/31/2011              13,270.59                        12,191.48                      11,804.44
 4/30/2011              13,474.88                        12,371.90                      11,954.28
 5/31/2011              13,649.10                        12,502.68                      12,110.29
 6/30/2011              13,543.39                        12,441.86                      12,074.83
 7/31/2011              13,719.21                        12,616.09                      12,266.44
 8/31/2011              13,587.04                        12,668.48                      12,445.65
 9/30/2011              13,470.13                        12,639.06                      12,536.18
10/31/2011              13,659.13                        12,744.16                      12,549.65
11/30/2011              13,600.79                        12,662.31                      12,538.76
12/31/2011              13,768.99                        12,821.58                      12,676.57
 1/31/2012              14,022.38                        13,040.59                      12,787.88
 2/29/2012              14,148.83                        13,089.91                      12,784.95
 3/31/2012              14,182.91                        13,058.41                      12,714.90
 4/30/2012              14,320.11                        13,212.66                      12,855.86
 5/31/2012              14,354.33                        13,302.31                      12,972.18
 6/30/2012              14,429.43                        13,351.70                      12,977.27
 7/31/2012              14,730.70                        13,583.52                      13,156.26
 8/31/2012              14,851.51                        13,631.08                      13,164.86
 9/30/2012              14,998.77                        13,715.97                      13,182.98
10/31/2012              15,204.39                        13,775.39                      13,208.91
11/30/2012              15,283.23                        13,819.43                      13,229.75
12/31/2012              15,326.25                        13,824.10                      13,210.92
 1/31/2013              15,380.41                        13,772.15                      13,118.52
 2/28/2013              15,508.42                        13,846.85                      13,184.27
 3/31/2013              15,594.54                        13,872.05                      13,194.80
 4/30/2013              15,804.67                        14,027.28                      13,328.31
 5/31/2013              15,633.59                        13,776.93                      13,090.51
 6/30/2013              15,263.30                        13,479.04                      12,888.02
 7/31/2013              15,346.95                        13,528.13                      12,905.64

                                   [END CHART]

      Data from 7/31/08 through 7/31/13.*

      See page 9 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Institutional Shares to the benchmarks.

*The performance of the Lipper Intermediate Investment Grade Funds Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

12  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INTERMEDIATE-TERM BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UITBX)

--------------------------------------------------------------------------------
                                           7/31/13                   7/31/12
--------------------------------------------------------------------------------
Net Assets                              $8.9 Million               $7.9 Million
Net Asset Value Per Share                  $10.74                     $10.80

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
--------------------------------------------------------------------------------
    1 Year                                         Since Inception 8/01/10
     3.78%                                                   6.92%

--------------------------------------------------------------------------------
                         30-DAY SEC YIELD AS OF 7/31/13*
--------------------------------------------------------------------------------
    Unsubsidized           3.09%          Subsidized              3.28%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/12**
--------------------------------------------------------------------------------
    Before Reimbursement    1.14%          After Reimbursement    0.95%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2013, to make payments or waive management, administration, and other fees so that the total expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.95% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2013. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA INTERMEDIATE-TERM    LIPPER INTERMEDIATE INVESTMENT        BARCLAYS U.S.
                  BOND FUND ADVISER SHARES          GRADE FUNDS INDEX          AGGREGATE BOND INDEX
 7/31/2010              $10,000.00                      $10,000.00                  $10,000.00
 8/31/2010               10,167.97                       10,150.54                   10,128.67
 9/30/2010               10,321.93                       10,210.62                   10,139.47
10/31/2010               10,473.75                       10,272.28                   10,175.57
11/30/2010               10,444.97                       10,191.51                   10,117.09
12/31/2010               10,402.80                       10,102.74                   10,007.99
 1/31/2011               10,534.01                       10,156.10                   10,019.64
 2/28/2011               10,629.23                       10,197.61                   10,044.70
 3/31/2011               10,666.05                       10,209.68                   10,050.25
 4/30/2011               10,836.23                       10,360.78                   10,177.83
 5/31/2011               10,961.69                       10,470.30                   10,310.65
 6/30/2011               10,882.66                       10,419.36                   10,280.46
 7/31/2011               11,019.42                       10,565.27                   10,443.59
 8/31/2011               10,898.39                       10,609.15                   10,596.17
 9/30/2011               10,800.87                       10,584.51                   10,673.26
10/31/2011               10,949.26                       10,672.52                   10,684.72
11/30/2011               10,909.42                       10,603.98                   10,675.45
12/31/2011               11,040.42                       10,737.36                   10,792.78
 1/31/2012               11,240.16                       10,920.77                   10,887.55
 2/29/2012               11,327.45                       10,962.07                   10,885.05
 3/31/2012               11,350.95                       10,935.69                   10,825.41
 4/30/2012               11,468.29                       11,064.87                   10,945.43
 5/31/2012               11,492.11                       11,139.94                   11,044.46
 6/30/2012               11,537.81                       11,181.30                   11,048.79
 7/31/2012               11,774.97                       11,375.45                   11,201.19
 8/31/2012               11,867.33                       11,415.27                   11,208.51
 9/30/2012               11,981.60                       11,486.36                   11,223.94
10/31/2012               12,142.42                       11,536.12                   11,246.01
11/30/2012               12,211.85                       11,573.01                   11,263.76
12/31/2012               12,242.13                       11,576.91                   11,247.72
 1/31/2013               12,270.24                       11,533.41                   11,169.05
 2/28/2013               12,379.76                       11,595.97                   11,225.04
 3/31/2013               12,444.20                       11,617.08                   11,234.00
 4/30/2013               12,596.42                       11,747.07                   11,347.67
 5/31/2013               12,455.72                       11,537.42                   11,145.21
 6/30/2013               12,156.60                       11,287.95                   10,972.81
 7/31/2013               12,219.48                       11,329.06                   10,987.81

                                   [END CHART]

        Data from 7/31/10 to 7/31/13.*

        See page 9 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Adviser Shares to the benchmarks.

*The performance of the Lipper Intermediate Investment Grade Funds Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

14  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                      o PORTFOLIO RATINGS MIX -- 7/31/2013 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                       14.7%
AA                                                                         8.3%
A                                                                         20.5%
BBB                                                                       43.4%
BELOW INVESTMENT-GRADE                                                    10.4%
UNRATED                                                                    0.3%
SHORT-TERM INVESTMENT-GRADE                                                2.4%

                                   [END CHART]

The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. These categories represent investment-grade quality. This chart reflects the highest rating of a Nationally Recognized Statistical Rating Organization (NRSRO). Any of the Fund's securities that are not rated by these agencies appear in the chart above as "Unrated", but are monitored and evaluated by USAA Asset Management Company on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes. Securities within the Short-Term Investment-Grade ratings category are those that are ranked in the top two short-term credit ratings for the respective rating agency (which are A-1 and A-2 for S&P and P-1 and P-2 for Moody's, F1 and F2 for Fitch, and R-1 and R-2 for Dominion). Short-term ratings are generally assigned to those obligations considered short-term; such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. The Below Investment-Grade ratings category includes both long-term and short-term securities.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-47.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                        o ASSET ALLOCATION -- 7/31/2013 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                     49.9%
EURODOLLAR AND YANKEE OBLIGATIONS                                         16.2%
COMMERCIAL MORTGAGE SECURITIES                                            16.5%
MUNICIPAL BONDS                                                            5.1%
U.S. TREASURY SECURITIES                                                   3.3%
MONEY MARKET INSTRUMENTS                                                   2.3%
ASSET-BACKED SECURITIES                                                    1.8%
U.S. GOVERNMENT AGENCY ISSUES                                              1.8%
PREFERRED STOCKS                                                           1.6%
FOREIGN GOVERNMENT OBLIGATIONS                                             0.5%

                                   [END CHART]

      Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

16  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

2.79% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $5,412,000 as long-term capital gains for the fiscal year ended July 31, 2013.

For the fiscal year ended July 31, 2013, the Fund hereby designates $4,051,000 as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2013, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $117,282,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERMEDIATE-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Intermediate-Term Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Intermediate-Term Bond Fund at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 17, 2013

================================================================================

18  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2013

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            CORPORATE OBLIGATIONS (49.9%)

            CONSUMER DISCRETIONARY (1.3%)
            -----------------------------
            AUTOMOTIVE RETAIL (0.0%)
$    1,000  AutoZone, Inc.                                       5.75%         1/15/2015           $    1,071
                                                                                                   ----------
            BROADCASTING (0.0%)
     1,000  Sinclair Television Group, Inc.(a)                   9.25         11/01/2017                1,062
                                                                                                   ----------
            CABLE & SATELLITE (0.3%)
     1,000  Comcast Corp.                                        6.50          1/15/2017                1,165
     5,000  NBCUniversal Enterprise, Inc.(a)                     1.97          4/15/2019                4,888
     1,000  Time Warner Cable, Inc.                              8.25          2/14/2014                1,040
                                                                                                   ----------
                                                                                                        7,093
                                                                                                   ----------
            CASINOS & GAMING (0.2%)
     5,000  CityCenter Holdings, LLC                             7.63          1/15/2016                5,325
                                                                                                   ----------
            CATALOG RETAIL (0.0%)
     1,000  QVC, Inc.(a)                                         7.38         10/15/2020                1,092
                                                                                                   ----------
            DEPARTMENT STORES (0.1%)
       851  Macy's Retail Holdings, Inc.                         5.90         12/01/2016                  970
     2,000  Macy's Retail Holdings, Inc.                         7.45          7/15/2017                2,394
                                                                                                   ----------
                                                                                                        3,364
                                                                                                   ----------
            HOME FURNISHINGS (0.2%)
     4,975  Serta Simmons Holdings, LLC(b)                       5.00         10/01/2019                5,020
                                                                                                   ----------
            HOUSEHOLD APPLIANCES (0.0%)
     1,000  Whirlpool Corp.                                      7.75          7/15/2016                1,168
                                                                                                   ----------
            LEISURE PRODUCTS (0.1%)
     2,000  Hasbro, Inc.                                         6.13          5/15/2014                2,082
                                                                                                   ----------
            SPECIALIZED CONSUMER SERVICES (0.1%)
     1,000  Service Corp. International                          7.63         10/01/2018                1,153
     2,000  Service Corp. International                          7.00          5/15/2019                2,162
                                                                                                   ----------
                                                                                                        3,315
                                                                                                   ----------
            SPECIALTY STORES (0.3%)
     4,963  Harbor Freight Tools USA, Inc.(b)                    6.50          7/26/2019                5,024
     2,000  Sally Holdings, LLC / Sally Capital Inc.             5.75          6/01/2022                2,090

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    2,000  Staples, Inc.                                        9.75%         1/15/2014           $    2,079
                                                                                                   ----------
                                                                                                        9,193
                                                                                                   ----------
            Total Consumer Discretionary                                                               39,785
                                                                                                   ----------
            CONSUMER STAPLES (1.0%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
     2,000  Cargill, Inc.(a)                                     6.00         11/27/2017                2,321
                                                                                                   ----------
            DRUG RETAIL (0.4%)
     9,653  CVS Pass-Through Trust(a)                            5.93          1/10/2034               10,566
                                                                                                   ----------
            PACKAGED FOODS & MEAT (0.5%)
    15,000  Kraft Foods Group, Inc.                              3.50          6/06/2022               15,047
                                                                                                   ----------
            SOFT DRINKS (0.0%)
     1,000  Coca-Cola Co.                                        1.80          9/01/2016                1,026
                                                                                                   ----------
            Total Consumer Staples                                                                     28,960
                                                                                                   ----------
            ENERGY (7.3%)
            -------------
            COAL & CONSUMABLE FUELS (0.1%)
     2,500  Peabody Energy Corp.                                 6.00         11/15/2018                2,569
                                                                                                   ----------
            INTEGRATED OIL & GAS (0.1%)
     2,000  Hess Corp.                                           8.13          2/15/2019                2,548
                                                                                                   ----------
            OIL & GAS EQUIPMENT & SERVICES (0.2%)
     2,000  Exterran Holdings, Inc.                              7.25         12/01/2018                2,133
     3,079  SEACOR Holdings, Inc.                                7.38         10/01/2019                3,246
                                                                                                   ----------
                                                                                                        5,379
                                                                                                   ----------
            OIL & GAS EXPLORATION & PRODUCTION (2.2%)
     8,000  Anadarko Petroleum Corp.                             6.38          9/15/2017                9,334
     3,000  Chesapeake Energy Corp.                              6.63          8/15/2020                3,270
     4,000  Denbury Resources, Inc.                              6.38          8/15/2021                4,220
     2,000  Devon Energy Corp.                                   6.30          1/15/2019                2,346
     2,000  EQT Corp.                                            6.50          4/01/2018                2,263
     1,000  EQT Corp.                                            8.13          6/01/2019                1,217
     3,000  EQT Corp.                                            4.88         11/15/2021                3,109
     3,000  Linn Energy, LLC(a)                                  6.25         11/01/2019                2,835
     3,000  Newfield Exploration Co.                             6.88          2/01/2020                3,210
     2,000  Newfield Exploration Co.                             5.75          1/30/2022                2,070
     2,000  Noble Energy, Inc.                                   8.25          3/01/2019                2,543
     5,000  Pioneer Natural Resource                             3.95          7/15/2022                4,967
     1,000  Polar Tankers, Inc.(a)                               5.95          5/10/2037                1,117
       900  QEP Resources, Inc.                                  6.80          3/01/2020                  992
     5,000  QEP Resources, Inc.                                  6.88          3/01/2021                5,600

================================================================================

20  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$   1,000   Range Resources Corp.                                 8.00%        5/15/2019           $    1,085
    5,000   Samson Investment Co.(b)                              6.00         9/25/2018                5,071
   10,000   Southwestern Energy Co.                               4.10         3/15/2022               10,001
                                                                                                   ----------
                                                                                                       65,250
                                                                                                   ----------
            OIL & GAS REFINING & MARKETING (0.1%)
    1,000   Citgo Petroleum Corp.(a)                             11.50         7/01/2017                1,125
    2,000   Motiva Enterprises, LLC(a)                            5.75         1/15/2020                2,305
                                                                                                   ----------
                                                                                                        3,430
                                                                                                   ----------
            OIL & GAS STORAGE & TRANSPORTATION (4.6%)
      250   Buckeye Partners, LP                                  5.13         7/01/2017                  263
    3,000   DCP Midstream Operating, LP                           4.95         4/01/2022                3,059
    7,000   DCP Midstream Operating, LP                           3.88         3/15/2023                6,563
    1,000   DCP Midstream, LLC(a)                                 9.70        12/01/2013                1,028
   15,000   DCP Midstream, LLC(a)                                 5.85         5/21/2043               14,400
    1,000   El Paso Corp.                                         6.50         9/15/2020                1,079
   19,000   Enbridge Energy Partners, LP                          8.05        10/01/2037               21,578
    1,000   Energy Transfer Partners, LP                          9.70         3/15/2019                1,301
   16,000   Energy Transfer Partners, LP                          3.29        11/01/2066               14,520
    5,000   Enterprise Products Operating, LLC                    7.00         6/01/2067                5,292
    7,550   Enterprise Products Operating, LLC                    7.03         1/15/2068                8,483
    1,000   Enterprise Products Operating, LP                     8.38         8/01/2066                1,116
    2,405   Kinder Morgan Finance Co.                             5.70         1/05/2016                2,611
   12,000   NGPL PipeCo, LLC                                      7.12        12/15/2017               11,865
    2,000   NuStar Logistics, LP                                  8.15         4/15/2018                2,259
    5,000   NuStar Logistics, LP                                  4.80         9/01/2020                4,792
    3,000   NuStar Logistics, LP                                  4.75         2/01/2022                2,807
    2,000   Oneok Partners, LP                                    8.63         3/01/2019                2,542
    1,000   Plains All American Pipeline, LP                      8.75         5/01/2019                1,303
    1,000   Questar Pipeline Co.                                  5.83         2/01/2018                1,153
    5,000   Rockies Express Pipeline, LLC(a)                      3.90         4/15/2015                5,037
    3,000   Southeast Supply Header(a)                            4.85         8/15/2014                3,092
    1,000   Spectra Energy Capital, LLC                           5.90         9/15/2013                1,006
    1,000   Spectra Energy Capital, LLC                           5.50         3/01/2014                1,026
    1,000   Spectra Energy Capital, LLC                           8.00        10/01/2019                1,256
    2,000   Sunoco Logistics Partners Operations, LP              8.75         2/15/2014                2,082
    1,000   Sunoco, Inc.                                          9.63         4/15/2015                1,130
    3,000   Targa Resources Partners, LP(a)                       6.88         2/01/2021                3,232
    1,000   Tennessee Gas Pipeline Co.                            8.00         2/01/2016                1,162
    2,000   Tennessee Gas Pipeline Co.                            7.00        10/15/2028                2,458
    5,000   Western Gas Partners, LP(c)                           5.38         6/01/2021                5,422
                                                                                                   ----------
                                                                                                      134,917
                                                                                                   ----------
            Total Energy                                                                              214,093
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            FINANCIALS (22.5%)
            ------------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
$    2,000  BNY Mellon, N.A.                                     5.45%         4/01/2016           $    2,212
    15,000  State Street Capital Trust IV                        1.27(d)       6/15/2037               12,450
                                                                                                   ----------
                                                                                                       14,662
                                                                                                   ----------
            CONSUMER FINANCE (0.5%)
     5,000  Ally Financial, Inc.                                 4.63          6/26/2015                5,166
     8,000  American Express Co.(c)                              6.80          9/01/2066                8,570
                                                                                                   ----------
                                                                                                       13,736
                                                                                                   ----------
            DIVERSIFIED BANKS (0.6%)
     1,000  Comerica Bank                                        5.20          8/22/2017                1,112
     2,000  First Union National Bank, Florida                   6.18          2/15/2036                2,256
     7,500  USB Realty Corp.(a)                                  1.42(d)               -(e)             6,525
     3,000  Wachovia Bank, N.A.                                  6.18          2/15/2036                3,383
     5,000  Wells Fargo & Co.                                    3.50          3/08/2022                5,060
                                                                                                   ----------
                                                                                                       18,336
                                                                                                   ----------
            INVESTMENT BANKING & BROKERAGE (0.4%)
    10,000  Morgan Stanley                                       4.88         11/01/2022               10,041
                                                                                                   ----------
            LIFE & HEALTH INSURANCE (3.2%)
     3,000  American Equity Investment Life Holding Co.          6.63          7/15/2021                3,120
       298  Delphi Financial Group, Inc.                         7.38          5/15/2037                7,363
     2,000  Forethought Financial Group(a)                       8.63          4/15/2021                2,239
    13,018  Lincoln National Corp.                               7.00          5/17/2066               13,474
     5,000  MetLife Capital Trust X(a)                           9.25          4/08/2038                6,675
     8,000  MetLife, Inc.                                        6.40         12/15/2036                8,370
     1,000  Ohio National Financial Services, Inc.(a)            6.38          4/30/2020                1,138
     2,000  Ohio National Financial Services, Inc.(a)            6.63          5/01/2031                2,275
     5,000  Primerica, Inc.                                      4.75          7/15/2022                5,311
     3,000  Principal Financial Global Fund, LLC                 0.79(d)       1/10/2031                2,351
     2,000  Prudential Financial, Inc.                           6.00         12/01/2017                2,308
    10,000  Prudential Financial, Inc.                           5.88          9/15/2042               10,125
     5,000  Prudential Holdings, LLC(a)                          7.25         12/18/2023                6,090
    20,471  StanCorp Financial Group, Inc.                       6.90          6/01/2067               20,701
     2,000  Travelers Life & Annuity(a)                          5.13          8/15/2014                2,094
                                                                                                   ----------
                                                                                                       93,634
                                                                                                   ----------
            MULTI-LINE INSURANCE (1.8%)
     2,000  American International Group, Inc.                   8.18          5/15/2058                2,455
    10,000  Genworth Holdings, Inc.                              6.15         11/15/2066                8,862
    15,000  Glen Meadow Pass-Through Trust(a)                    6.51          2/12/2067               14,325
     2,000  HCC Insurance Holdings, Inc.                         6.30         11/15/2019                2,342

================================================================================

22  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    3,000  Kemper Corp.                                         6.00%        11/30/2015           $    3,256
    20,235  Nationwide Mutual Insurance Co.(a)                   5.81         12/15/2024               20,589
                                                                                                   ----------
                                                                                                       51,829
                                                                                                   ----------
            MULTI-SECTOR HOLDINGS (0.6%)
    14,513  Leucadia National Corp.                              8.13          9/15/2015               16,291
                                                                                                   ----------
            OTHER DIVERSIFIED FINANCIAL SERVICES (2.5%)
     1,000  Bank of America Corp.                                8.00                  -(e)             1,113
     1,000  Bank of America Corp.                                8.13                  -(e)             1,115
     2,000  Bank of America Corp.                                5.63         10/14/2016                2,230
     2,000  Bank of America Corp.                                5.75         12/01/2017                2,257
    10,000  Bank of America Corp.                                1.34(d)       3/22/2018                9,989
     2,000  Bank of America, N.A.                                6.10          6/15/2017                2,235
       175  Citigroup Capital XIII                               7.88         10/30/2040                4,820
     2,000  Citigroup, Inc.                                      6.38          8/12/2014                2,109
     2,000  Countrywide Financial Corp.                          6.25          5/15/2016                2,199
     6,440  GE Capital Trust I                                   6.38         11/15/2067                6,850
     5,000  General Electric Capital Corp.                       6.25                  -(e)             5,221
     9,000  General Electric Capital Corp.                       6.38         11/15/2067                9,619
     7,000  ILFC E-Capital Trust I(a)                            4.96(d)      12/21/2065                6,020
     2,000  ILFC E-Capital Trust II(a)                           6.25         12/21/2065                1,855
     3,000  International Lease Finance Corp.(a)                 6.50          9/01/2014                3,154
     2,000  JPMorgan Chase Capital XIII                          1.23(d)       9/30/2034                1,640
    12,000  JPMorgan Chase Capital XXI                           1.22(d)       2/02/2037                9,360
                                                                                                   ----------
                                                                                                       71,786
                                                                                                   ----------
            PROPERTY & CASUALTY INSURANCE (3.9%)
     1,000  21st Century Insurance Group                         5.90         12/15/2013                1,017
     2,000  Allied World Assurance                               5.50         11/15/2020                2,172
    10,000  Allstate Corp.                                       6.13          5/15/2037               10,702
     3,000  Assured Guaranty Municipal Holdings, Inc.(a)         6.40         12/15/2066                2,685
     1,535  Assured Guaranty U.S. Holdings, Inc.                 7.00          6/01/2034                1,573
     2,425  Assured Guaranty U.S. Holdings, Inc.                 6.40         12/15/2066                2,201
     5,000  Berkshire Hathaway Finance Corp.                     1.30          5/15/2018                4,887
    10,000  BNSF Funding Trust I                                 6.61         12/15/2055               11,476
    25,000  Chubb Corp.                                          6.38          3/29/2067               27,187
     3,000  Farmers Exchange Capital(a)                          7.05          7/15/2028                3,642
     1,700  Farmers Insurance Exchange(a)                        8.63          5/01/2024                2,221
     9,760  Ironshore Holdings, Inc.(a)                          8.50          5/15/2020               10,827
     3,000  Liberty Mutual Group, Inc.(a)                        7.00          3/15/2037                3,113
     4,000  Markel Corp.                                         3.63          3/30/2023                3,844
    20,010  Progressive Corp.                                    6.70          6/15/2037               21,961
     2,000  RLI Corp.                                            5.95          1/15/2014                2,037
     5,000  Travelers Companies, Inc.                            6.25          3/15/2037                5,463
                                                                                                   ----------
                                                                                                      117,008
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            REGIONAL BANKS (2.4%)
$    1,750  BOKF, N.A.                                           0.97%(d)      5/15/2017           $    1,735
     2,000  Chittenden Corp.                                     0.96(d)       2/14/2017                1,955
     2,000  Cullen/Frost Bankers, Inc.                           0.81(d)       2/15/2017                1,954
     2,000  Cullen/Frost Capital Trust II                        1.82(d)       3/01/2034                1,729
     1,000  Emigrant Bancorp, Inc.(a)                            6.25          6/15/2014                  993
     5,000  Fifth Third Capital Trust IV                         6.50          4/15/2037                5,019
     1,000  First Maryland Capital Trust I                       1.27(d)       1/15/2027                  850
     7,000  First Niagara Financial Group, Inc.                  7.25         12/15/2021                8,081
     3,000  First Tennessee Bank, N.A.                           5.65          4/01/2016                3,275
     5,000  FirstMerit Corp.                                     4.35          2/04/2023                4,951
     2,000  Fulton Capital Trust I                               6.29          2/01/2036                2,006
     2,000  Key Bank, N.A.                                       5.45          3/03/2016                2,207
       750  KeyCorp Capital II                                   6.88          3/17/2029                  754
     2,395  M&T Capital Trust I                                  8.23          2/01/2027                2,361
    16,000  Manufacturers & Traders Trust Co.(c)                 5.63         12/01/2021               16,551
     2,000  Regions Financial Corp.                              7.75         11/10/2014                2,159
     1,000  Regions Financial Corp.                              5.75          6/15/2015                1,074
     2,000  Susquehanna Bancshares, Inc.                         2.09(d)       5/01/2014                1,997
     2,000  TCF National Bank                                    5.50          2/01/2016                2,055
     5,000  UnionBanCal Corp.                                    3.50          6/18/2022                4,870
     1,000  Webster Financial Corp.                              5.13          4/15/2014                1,016
     1,000  Whitney National Bank                                5.88          4/01/2017                1,038
     1,000  Wilmington Trust Corp.                               8.50          4/02/2018                1,212
     1,000  Zions Bancorp.                                       6.00          9/15/2015                1,035
                                                                                                   ----------
                                                                                                       70,877
                                                                                                   ----------
            REINSURANCE (0.4%)
     5,000  Alleghany Corp.                                      5.63          9/15/2020                5,525
     5,624  Alterra USA Holdings Ltd.(a)                         7.20          4/14/2017                5,803
                                                                                                   ----------
                                                                                                       11,328
                                                                                                   ----------
            REITs - DIVERSIFIED (0.4%)
     1,000  Liberty Property, LP                                 5.13          3/02/2015                1,058
     1,000  Liberty Property, LP                                 6.63         10/01/2017                1,151
     4,000  Washington REIT                                      5.35          5/01/2015                4,264
     5,000  Washington REIT                                      3.95         10/15/2022                4,824
                                                                                                   ----------
                                                                                                       11,297
                                                                                                   ----------
            REITs - INDUSTRIAL (0.2%)
     5,000  ProLogis, LP                                         6.88          3/15/2020                5,934
                                                                                                   ----------
            REITs - OFFICE (1.5%)
     7,000  Alexandria Real Estate Equities, Inc.                4.60          4/01/2022                7,187
     2,000  BioMed Realty, LP(a)                                 6.13          4/15/2020                2,245

================================================================================

24  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    3,000  BioMed Realty, LP                                    4.25%         7/15/2022           $    2,963
     2,000  Boston Properties, LP                                5.88         10/15/2019                2,321
     8,000  Boston Properties, LP                                3.85          2/01/2023                7,926
     2,000  Brandywine Operating Partnership, LP                 7.50          5/15/2015                2,212
     1,000  Brandywine Operating Partnership, LP                 6.00          4/01/2016                1,105
     1,000  CommonWealth REIT                                    5.75         11/01/2015                1,046
     2,000  CommonWealth REIT                                    6.25          8/15/2016                2,128
     1,700  CommonWealth REIT                                    6.25          6/15/2017                1,799
     1,000  CommonWealth REIT                                    6.65          1/15/2018                1,073
     1,000  Duke Realty, LP                                      5.50          3/01/2016                1,092
     1,000  Duke Realty, LP                                      5.95          2/15/2017                1,119
     1,000  Duke Realty, LP                                      6.50          1/15/2018                1,157
     1,500  Mack-Cali Realty, LP                                 5.80          1/15/2016                1,638
     1,000  Mack-Cali Realty, LP                                 7.75          8/15/2019                1,219
     1,000  Reckson Operating Partnership, LP                    6.00          3/31/2016                1,094
     5,000  Columbia Property Trust Operating Partnership, LP    5.88          4/01/2018                5,261
                                                                                                   ----------
                                                                                                       44,585
                                                                                                   ----------
            REITs - RESIDENTIAL (0.7%)
     5,550  AvalonBay Communities, Inc.                          2.85          3/15/2023                5,108
     1,330  BRE Properties, Inc.                                 5.50          3/15/2017                1,474
     1,965  ERP Operating, LP                                    6.58          4/13/2015                2,153
     2,000  UDR, Inc.                                            5.25          1/15/2015                2,112
    10,000  UDR, Inc.                                            4.63          1/10/2022               10,384
                                                                                                   ----------
                                                                                                       21,231
                                                                                                   ----------
            REITs - RETAIL (1.1%)
     2,000  DDR Corp.                                            5.50          5/01/2015                2,141
     1,000  Federal Realty Investment Trust                      6.20          1/15/2017                1,137
     3,000  Federal Realty Investment Trust                      3.00          8/01/2022                2,837
    10,000  Federal Realty Investment Trust                      2.75          6/01/2023                9,093
     1,000  National Retail Properties, Inc.                     6.88         10/15/2017                1,170
     1,000  Pan Pacific Retail Properties, Inc.                  5.25          9/01/2015                1,083
     2,000  Realty Income Corp.                                  5.95          9/15/2016                2,252
     2,000  Realty Income Corp.                                  5.75          1/15/2021                2,221
     2,100  Realty Income Corp.                                  3.25         10/15/2022                1,939
     2,000  Regency Centers, LP                                  5.88          6/15/2017                2,234
     1,000  Simon Property Group, LP                             6.10          5/01/2016                1,124
     4,000  Weingarten Realty Investors                          4.86          1/15/2014                4,066
                                                                                                   ----------
                                                                                                       31,297
                                                                                                   ----------
            REITs - SPECIALIZED (1.5%)
     5,000  American Tower Corp.                                 5.90         11/01/2021                5,507
     6,000  EPR Properties                                       7.75          7/15/2020                6,858
     2,000  GEO Group, Inc.                                      7.75         10/15/2017                2,097

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    2,000  HCP, Inc.                                            6.30%         9/15/2016           $    2,283
     2,000  Health Care REIT, Inc.                               4.70          9/15/2017                2,190
     3,000  Health Care REIT, Inc.                               6.13          4/15/2020                3,434
     2,000  Health Care REIT, Inc.                               4.95          1/15/2021                2,143
     5,000  Healthcare Realty Trust                              6.50          1/17/2017                5,636
     1,000  Hospitality Properties Trust                         5.13          2/15/2015                1,036
     1,000  Host Hotels & Resorts, LP                            5.88          6/15/2019                1,077
     2,000  Nationwide Health Properties, Inc.                   6.90         10/01/2037                2,310
     6,000  Senior Housing Properties Trust                      6.75          4/15/2020                6,672
     2,000  Senior Housing Properties Trust                      6.75         12/15/2021                2,223
                                                                                                   ----------
                                                                                                       43,466
                                                                                                   ----------
            THRIFTS & MORTGAGE FINANCE (0.3%)
    10,000  People's United Financial, Inc.                      3.65         12/06/2022                9,468
                                                                                                   ----------
            Total Financials                                                                          656,806
                                                                                                   ----------
            HEALTH CARE (1.0%)
            ------------------
            HEALTH CARE EQUIPMENT (0.1%)
     1,000  Baxter International, Inc.                           4.00          3/01/2014                1,020
     1,980  Hologic, Inc.(b)                                     4.50          8/01/2019                1,992
                                                                                                   ----------
                                                                                                        3,012
                                                                                                   ----------
            HEALTH CARE FACILITIES (0.2%)
     2,000  HCA, Inc.                                            8.50          4/15/2019                2,170
     3,000  HCA, Inc.                                            7.25          9/15/2020                3,288
       500  Health Management Associates, Inc.                   7.38          1/15/2020                  569
                                                                                                   ----------
                                                                                                        6,027
                                                                                                   ----------
            HEALTH CARE SERVICES (0.0%)
     1,000  Laboratory Corp. of America                          5.63         12/15/2015                1,093
                                                                                                   ----------
            MANAGED HEALTH CARE (0.1%)
     2,000  Highmark, Inc.(a)                                    6.80          8/15/2013                2,003
                                                                                                   ----------
            PHARMACEUTICALS (0.6%)
     1,000  Hospira, Inc.                                        6.40          5/15/2015                1,061
     1,000  Hospira, Inc.                                        6.05          3/30/2017                1,070
    15,000  Zoetis, Inc.(a)                                      3.25          2/01/2023               14,269
                                                                                                   ----------
                                                                                                       16,400
                                                                                                   ----------
            Total Health Care                                                                          28,535
                                                                                                   ----------
            INDUSTRIALS (3.5%)
            ------------------
            AEROSPACE & DEFENSE (0.5%)
    10,000  L-3 Communications Corp.(c)                          5.20         10/15/2019               10,814
     5,000  United Technologies Corp.                            3.10          6/01/2022                4,966
                                                                                                   ----------
                                                                                                       15,780
                                                                                                   ----------

================================================================================

26  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            AIRLINES (1.7%)
$      213  America West Airlines, Inc. Pass-Through Trust        6.87%        1/02/2017           $      225
     1,278  America West Airlines, Inc. Pass-Through Trust (INS)  7.93         1/02/2019                1,368
     1,961  American Airlines, Inc. Pass-Through Trust           10.38         7/02/2019                2,089
    10,000  American Airlines, Inc. Pass-Through Trust(a)         4.00         7/15/2025                9,550
     4,014  Continental Airlines, Inc. Pass-Through Trust         9.00         7/08/2016                4,591
       766  Continental Airlines, Inc. Pass-Through Trust         6.55         2/02/2019                  835
       954  Continental Airlines, Inc. Pass-Through Trust (INS)   6.24         3/15/2020                1,047
    11,000  Continental Airlines, Inc. Pass-Through Trust(c)      4.15         4/11/2024               11,000
     1,859  US Airways Group, Inc. Pass-Through Trust (INS)       7.08         3/20/2021                1,970
     4,354  US Airways Group, Inc. Pass-Through Trust             6.25         4/22/2023                4,648
     2,732  US Airways Group, Inc. Pass-Through Trust             7.13        10/22/2023                3,052
    10,000  US Airways Group, Inc. Pass-Through Trust             3.95        11/15/2025                9,550
                                                                                                   ----------
                                                                                                       49,925
                                                                                                   ----------
            BUILDING PRODUCTS (0.1%)
     1,000  Building Materials Corp.(a)                           7.00         2/15/2020                1,075
     1,000  USG Corp.                                             6.30        11/15/2016                1,040
     1,000  USG Corp.                                             9.75         1/15/2018                1,161
                                                                                                   ----------
                                                                                                        3,276
                                                                                                   ----------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
     1,000  Paccar, Inc.                                          6.88         2/15/2014                1,033
     1,874  Terex Corp.(b)                                        4.50         4/28/2017                1,897
                                                                                                   ----------
                                                                                                        2,930
                                                                                                   ----------
            INDUSTRIAL CONGLOMERATES (0.0%)
     1,358  Tomkins, LLC(b)                                       3.75         9/29/2016                1,371
                                                                                                   ----------
            INDUSTRIAL MACHINERY (0.1%)
     1,500  SPX Corp.                                             6.88         9/01/2017                1,676
                                                                                                   ----------
            RAILROADS (0.1%)
     2,702  Southern Capital Pass-Through Trust(a)                5.70         6/30/2022                2,841
                                                                                                   ----------
            TRUCKING (0.9%)
     1,000  ERAC USA Finance, LLC(a)                              6.20        11/01/2016                1,137
     5,000  ERAC USA Finance, LLC(a)                              3.30        10/15/2022                4,711
    20,000  Penske Truck Leasing Co., LP(a)                       4.25         1/17/2023               19,441
                                                                                                   ----------
                                                                                                       25,289
                                                                                                   ----------
            Total Industrials                                                                         103,088
                                                                                                   ----------
            MATERIALS (1.9%)
            ----------------
            ALUMINUM (0.3%)
    10,000  Alcoa, Inc.                                           5.40         4/15/2021                9,815
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            COMMODITY CHEMICALS (0.0%)
$      285  Sweetwater Investors, LLC(a)                         5.88%         5/15/2014           $      283
                                                                                                   ----------
            CONSTRUCTION MATERIALS (0.1%)
     3,450  Vulcan Materials Co.                                 6.40         11/30/2017                3,760
                                                                                                   ----------
            DIVERSIFIED CHEMICALS (0.0%)
     1,000  E.I. du Pont de Nemours & Co.                        6.00          7/15/2018                1,189
                                                                                                   ----------
            METAL & GLASS CONTAINERS (0.0%)
     1,000  Ball Corp.                                           5.00          3/15/2022                1,008
                                                                                                   ----------
            PAPER PACKAGING (0.4%)
     5,000  Rock Tenn Co.                                        4.45          3/01/2019                5,305
     5,153  Sealed Air Corp.(a)                                  6.88          7/15/2033                4,921
                                                                                                   ----------
                                                                                                       10,226
                                                                                                   ----------
            PAPER PRODUCTS (0.5%)
     1,000  Clearwater Paper Corp.                               7.13         11/01/2018                1,082
     3,000  Georgia Pacific, LLC                                 7.25          6/01/2028                3,712
     3,000  International Paper Co.                              7.50          8/15/2021                3,734
     5,000  International Paper Co.                              4.75          2/15/2022                5,310
                                                                                                   ----------
                                                                                                       13,838
                                                                                                   ----------
            STEEL (0.6%)
     2,000  Carpenter Technology Corp.                           5.20          7/15/2021                2,055
     2,000  Allegheny Technologies, Inc.                         9.38          6/01/2019                2,407
    10,000  Allegheny Technologies, Inc.                         5.95          1/15/2021               10,573
                                                                                                   ----------
                                                                                                       15,035
                                                                                                   ----------
            Total Materials                                                                            55,154
                                                                                                   ----------
            TELECOMMUNICATION SERVICES (1.8%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
     2,000  CenturyLink, Inc.                                    6.45          6/15/2021                2,120
     5,000  CenturyLink, Inc.                                    5.80          3/15/2022                5,012
     3,301  Frontier Communications Corp.                        8.25          4/15/2017                3,763
     4,000  Qwest Communications International                   7.13          4/01/2018                4,158
     6,000  Qwest Corp.                                          6.75         12/01/2021                6,725
       200  Qwest Corp.                                          7.38          6/01/2051                5,070
     2,000  Windstream Corp.                                     7.88         11/01/2017                2,245
                                                                                                   ----------
                                                                                                       29,093
                                                                                                   ----------
            WIRELESS TELECOMMUNICATION SERVICES (0.8%)
    15,000  CC Holdings GS V, LLC / Crown Castle III Corp.       3.85          4/15/2023               14,162
     3,000  Cellco Partnership/Verizon Wireless                  5.55          2/01/2014                3,070

================================================================================

28  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    4,175  iPCS, Inc.                                            3.52%(d)     5/01/2014           $    4,180
     1,500  SBA Telecommunications, Inc.                          5.75         7/15/2020                1,541
                                                                                                   ----------
                                                                                                       22,953
                                                                                                   ----------
            Total Telecommunication Services                                                           52,046
                                                                                                   ----------
            UTILITIES (9.6%)
            ----------------
            ELECTRIC UTILITIES (4.0%)
     1,000  Baltimore Gas and Electric Co.                        5.90        10/01/2016                1,143
     4,476  Bruce Mansfield Unit 1 & 2 2007 Pass-Through Trust    6.85         6/01/2034                4,830
     2,000  Cleveland Electric Illuminating Co.                   8.88        11/15/2018                2,585
     2,000  Commonwealth Edison Co.                               5.80         3/15/2018                2,340
     1,000  Duke Energy Carolinas, LLC                            5.75        11/15/2013                1,015
     1,000  Duke Energy Indiana, Inc.                             6.05         6/15/2016                1,133
     1,045  Duke Energy Progress, Inc.                            6.13         9/15/2033                1,213
    13,000  Duquesne Light Holdings, Inc.(a)                      6.40         9/15/2020               15,072
     3,500  Duquesne Light Holdings, Inc.(a)                      5.90        12/01/2021                3,949
     2,225  Entergy Texas, Inc.                                   3.60         6/01/2015                2,326
       471  FPL Energy National Wind, LLC(a)                      5.61         3/10/2024                  426
     3,000  Great Plains Energy, Inc.                             6.88         9/15/2017                3,476
     2,000  Indiana Michigan Power Co.                            7.00         3/15/2019                2,415
     2,680  IPALCO Enterprises, Inc.(a)                           7.25         4/01/2016                2,968
     4,500  IPALCO Enterprises, Inc.                              5.00         5/01/2018                4,703
     2,000  Metropolitan Edison Co.                               7.70         1/15/2019                2,451
     1,000  Nevada Power Co.                                      6.50         5/15/2018                1,192
     1,000  NextEra Energy Capital                                7.30         9/01/2067                1,113
    14,000  NextEra Energy Capital Holdings, Inc.                 6.35        10/01/2066               14,570
     3,000  NV Energy, Inc.                                       6.25        11/15/2020                3,542
     2,000  Oglethorpe Power Corp.                                6.10         3/15/2019                2,381
     2,000  Otter Tail Corp.                                      9.00        12/15/2016                2,318
    20,500  PPL Capital Funding, Inc.                             6.70         3/30/2067               21,337
     3,000  Public Service Co. of New Mexico                      7.95         5/15/2018                3,595
     1,000  Public Service Co. of Oklahoma                        6.15         8/01/2016                1,125
     5,000  Southern California Edison Co.                        6.25                 -(e)             5,374
     4,000  Texas - New Mexico Power Co.(a)                       9.50         4/01/2019                5,302
     2,817  Texas Competitive Electric Holdings Co., LLC(b)       4.72        10/10/2017                1,982
       488  Tri-State General & Transport Association
              Pass-Through Trust(a)                               6.04         1/31/2018                  526
                                                                                                   ----------
                                                                                                      116,402
                                                                                                   ----------
            GAS UTILITIES (2.0%)
      2,000 AGL Capital Corp.                                     6.38         7/15/2016                2,282
      2,000 Atmos Energy Corp.                                    6.35         6/15/2017                2,323
      1,000 Atmos Energy Corp.                                    8.50         3/15/2019                1,303
      2,000 El Paso Pipeline Partners Operating, LLC              6.50         4/01/2020                2,338

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    5,000  El Paso Pipeline Partners Operating, LLC             5.00%        10/01/2021           $    5,416
     2,000  Florida Gas Transmission Co.(a)                      7.90          5/15/2019                2,491
     3,000  Florida Gas Transmission Co.(a)                      5.45          7/15/2020                3,306
     3,000  Gulfstream Natural Gas(a)                            6.95          6/01/2016                3,430
     4,000  National Fuel Gas Co.                                4.90         12/01/2021                4,247
    10,000  National Fuel Gas Co.                                3.75          3/01/2023                9,711
     1,000  National Fuel Gas Co.                                7.38          6/13/2025                1,214
     3,000  ONEOK, Inc.                                          4.25          2/01/2022                2,822
    13,110  SourceGas, LLC(a)                                    5.90          4/01/2017               13,946
     2,000  Southern Natural Gas Co., LLC(a)                     5.90          4/01/2017                2,288
     1,000  Southern Star Central Gas Pipeline, Inc.(a)          6.00          6/01/2016                1,090
                                                                                                   ----------
                                                                                                       58,207
                                                                                                   ----------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
     2,000  DPL, Inc.                                            6.50         10/15/2016                2,130
                                                                                                   ----------
            MULTI-UTILITIES (3.4%)
     1,000  Ameren Corp.                                         8.88          5/15/2014                1,060
     1,000  Ameren Illinois Co.                                  6.13         11/15/2017                1,163
     2,000  Ameren Illinois Co.                                  9.75         11/15/2018                2,699
     3,000  Black Hills Corp.                                    5.88          7/15/2020                3,325
     2,000  CMS Energy Corp.                                     6.25          2/01/2020                2,327
     3,000  CMS Energy Corp.                                     5.05          3/15/2022                3,274
     5,000  Consumers Energy Co.                                 2.85          5/15/2022                4,879
     1,000  Dominion Resources, Inc.                             8.88          1/15/2019                1,309
     6,050  Dominion Resources, Inc.                             7.50          6/30/2066                6,629
    10,000  Dominion Resources, Inc.                             2.58(d)       9/30/2066                9,355
    16,663  Integrys Energy Group, Inc.                          6.11         12/01/2066               17,509
     1,000  NiSource Finance Corp.                               6.40          3/15/2018                1,173
     1,000  Puget Sound Energy, Inc.                             6.75          1/15/2016                1,134
    20,500  Puget Sound Energy, Inc.                             6.97          6/01/2067               21,451
     2,000  Sempra Energy                                        9.80          2/15/2019                2,698
    19,000  Wisconsin Energy Corp.                               6.25          5/15/2067               20,014
                                                                                                   ----------
                                                                                                       99,999
                                                                                                   ----------
            WATER UTILITIES (0.1%)
     2,000  American Water Capital Corp.                         6.09         10/15/2017                2,301
                                                                                                   ----------
            Total Utilities                                                                           279,039
                                                                                                   ----------
            Total Corporate Obligations (cost: $1,330,966)                                          1,457,506
                                                                                                   ----------

            EURODOLLAR AND YANKEE OBLIGATIONS (16.2%)

            CONSUMER DISCRETIONARY (0.3%)
            -----------------------------
            AUTOMOBILE MANUFACTURERS (0.2%)
     1,000  American Honda Finance Corp.(a)                      6.70         10/01/2013                1,010

================================================================================

30  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    5,000  Daimler Finance N.A., LLC                            2.25%         7/31/2019           $    4,899
                                                                                                   ----------
                                                                                                        5,909
                                                                                                   ----------
            CABLE & SATELLITE (0.1%)
     1,000  Virgin Media Finance plc                             8.38         10/15/2019                1,092
     2,000  Virgin Media Secured Finance plc                     6.50          1/15/2018                2,095
                                                                                                   ----------
                                                                                                        3,187
                                                                                                   ----------
            Total Consumer Discretionary                                                                9,096
                                                                                                   ----------
            CONSUMER STAPLES (1.0%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.3%)
     8,000  Viterra, Inc.(a)                                     5.95          8/01/2020                8,339
                                                                                                   ----------
            BREWERS (0.2%)
     5,000  SABMiller Holdings, Inc.(a)                          3.75          1/15/2022                5,102
                                                                                                   ----------
            DISTILLERS & VINTNERS (0.2%)
     5,000  Pernod Ricard S.A.(a)                                2.95          1/15/2017                5,128
                                                                                                   ----------
            FOOD RETAIL (0.0%)
     1,135  Ahold Lease USA, Inc. Pass-Through Trust             7.82          1/02/2020                1,288
                                                                                                   ----------
            TOBACCO (0.3%)
    10,000  BAT International Finance plc(a)                     3.25          6/07/2022                9,872
                                                                                                   ----------
            Total Consumer Staples                                                                     29,729
                                                                                                   ----------
            ENERGY (1.7%)
            -------------
            INTEGRATED OIL & GAS (0.0%)
     1,000  Husky Energy, Inc.                                   7.25         12/15/2019                1,239
                                                                                                   ----------
            OIL & GAS DRILLING (0.7%)
    10,000  Nabors Industries, Inc.                              4.63          9/15/2021               10,017
     3,000  Noble Holding International Ltd.                     3.95          3/15/2022                2,946
     2,258  QGOG Atlantic/Alaskan Rigs Ltd.(a)                   5.25          7/30/2018                2,304
     5,000  Transocean, Inc.                                     5.05         12/15/2016                5,485
                                                                                                   ----------
                                                                                                       20,752
                                                                                                   ----------
            OIL & GAS EQUIPMENT & SERVICES (0.2%)
     2,000  SESI, LLC                                            7.13         12/15/2021                2,190
     2,000  Weatherford Bermuda                                  9.63          3/01/2019                2,569
                                                                                                   ----------
                                                                                                        4,759
                                                                                                   ----------
            OIL & GAS EXPLORATION & PRODUCTION (0.1%)
     1,500  Talisman Energy, Inc.                                7.75          6/01/2019                1,850
     2,000  Woodside Finance Ltd.(a)                             4.60          5/10/2021                2,118
                                                                                                   ----------
                                                                                                        3,968
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            OIL & GAS STORAGE & TRANSPORTATION (0.7%)
$    1,275  Nakilat, Inc.(a)                                     6.07%        12/31/2033           $    1,383
     2,000  TransCanada Pipelines Ltd.                           7.13          1/15/2019                2,438
    14,860  TransCanada Pipelines Ltd.                           6.35          5/15/2067               15,612
                                                                                                   ----------
                                                                                                       19,433
                                                                                                   ----------
            Total Energy                                                                               50,151
                                                                                                   ----------
            FINANCIALS (7.8%)
            -----------------
            DIVERSIFIED BANKS (3.2%)
     2,450  Barclays Bank plc                                    0.65(d)               -(e)             1,424
     3,000  BayernLB Capital Trust l                             6.20                  -(e)             2,232
     6,035  Compass Bank                                         6.40         10/01/2017                6,529
    20,000  HSBC Bank plc                                        0.63(d)               -(e)            12,150
     2,000  LBG Capital No.1 plc                                 8.00                  -(e)             2,040
     3,000  LBG Capital No.1 plc                                 7.88         11/01/2020                3,204
     1,000  Lloyds TSB Bank plc(a)                               4.38          1/12/2015                1,045
     5,000  Lloyds TSB Bank plc                                  4.20          3/28/2017                5,341
     2,000  National Capital Trust II(a)                         5.49                  -(e)             2,041
     2,000  Nordea Bank AB(a)                                    5.42                  -(e)             2,055
    10,000  Nordea Bank AB(a)                                    4.25          9/21/2022                9,911
    15,000  Rabobank Nederland                                   1.70          3/19/2018               14,716
    10,000  Rabobank Nederland                                   3.88          2/08/2022               10,084
     5,000  Rabobank Nederland                                   3.95         11/09/2022                4,812
     4,000  Royal Bank of Scotland Group plc                     7.64                  -(e)             3,650
    10,000  Royal Bank of Scotland plc                           9.50          3/16/2022               11,092
     1,000  Standard Chartered Bank(a)                           6.40          9/26/2017                1,140
     1,000  Westpac Capital Trust IV(a)                          5.26                  -(e)             1,014
                                                                                                   ----------
                                                                                                       94,480
                                                                                                   ----------
            DIVERSIFIED REAL ESTATE ACTIVITIES (0.2%)
     4,500  Brookfield Asset Management, Inc.                    5.80           4/25/2017               4,971
                                                                                                   ----------
            LIFE & HEALTH INSURANCE (0.4%)
    11,500  Great-West Life & Annuity Insurance Capital, LP(a)   7.15           5/16/2046              11,989
                                                                                                   ----------
            MULTI-LINE INSURANCE (0.6%)
     2,000  AXA S.A.(a)                                          6.46                   -(e)            2,005
    15,000  ZFS Finance USA Trust II(a)                          6.45          12/15/2065              16,088
                                                                                                   ----------
                                                                                                       18,093
                                                                                                   ----------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.7%)
     7,000  ING Bank N.V.(a)                                     3.75           3/07/2017               7,351
     4,000  ING Groep N.V.                                       5.78                   -(e)            4,000
        36  ING Groep N.V.                                       7.20                   -(e)              905
        27  ING Groep N.V.                                       7.38                   -(e)              667

================================================================================

32  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$       58  ING Groep N.V.                                       8.50%                 -(e)        $    1,470
     6,560  Sovereign Bank                                       8.75          5/30/2018                7,780
                                                                                                   ----------
                                                                                                       22,173
                                                                                                   ----------
            PROPERTY & CASUALTY INSURANCE (1.7%)
     2,000  Allied World Assurance Holdings Ltd.                 7.50          8/01/2016                2,323
    15,000  Oil Insurance Ltd.(a)                                3.26(d)               -(e)            13,735
    20,056  QBE Capital Funding III Ltd.(a)                      7.25          5/24/2041               21,592
     5,000  White Mountains Re Group Ltd.(a)                     6.38          3/20/2017                5,456
     5,000  XL Group plc                                         6.50                  -(e)             4,937
                                                                                                   ----------
                                                                                                       48,043
                                                                                                   ----------
            REGIONAL BANKS (0.5%)
    15,000  RBS Citizens Financial Group, Inc.(a)                4.15          9/28/2022               14,548
                                                                                                   ----------
            REINSURANCE (0.4%)
     5,000  Platinum Underwriters Finance, Inc.                  7.50          6/01/2017                5,574
     5,000  Swiss Re Capital I, LP(a)                            6.85                  -(e)             5,262
                                                                                                   ----------
                                                                                                       10,836
                                                                                                   ----------
            REITs - RETAIL (0.1%)
     2,000  WEA Finance(a)                                       5.75          9/02/2015                2,190
                                                                                                   ----------
            Total Financials                                                                          227,323
                                                                                                   ----------
            HEALTH CARE (0.1%)
            ------------------
            PHARMACEUTICALS (0.1%)
     2,000  Valeant Pharmaceuticals(a)                           6.88         12/01/2018                2,115
                                                                                                   ----------
            INDUSTRIALS (2.1%)
            ------------------
            AIR FREIGHT & LOGISTICS (0.3%)
    10,000  Sydney Airport Finance Co. Property Ltd.(a)          3.90          3/22/2023                9,469
                                                                                                   ----------
            AIRLINES (0.9%)
    10,000  Air Canada Pass-Through Trust(a)                     4.13          5/15/2025                9,975
    15,000  British Airways plc(a)                               4.63          6/20/2024               15,150
                                                                                                   ----------
                                                                                                       25,125
                                                                                                   ----------
            AIRPORT SERVICES (0.4%)
    10,000  Heathrow Funding Ltd.(a)                             4.88          7/15/2021               10,555
                                                                                                   ----------
            INDUSTRIAL CONGLOMERATES (0.4%)
     8,000  Hutchison Whampoa International Ltd.(a)              6.00                  -(e)             8,460
     2,000  Hutchison Whampoa Ltd.(a)                            4.63          1/13/2022                2,071
     1,000  Siemens Financieringsmat(a)                          6.13          8/17/2026                1,175
                                                                                                   ----------
                                                                                                       11,706
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            RAILROADS (0.1%)
$    4,261  Asciano Finance Ltd.(a)                              4.63%         9/23/2020           $    4,319
                                                                                                   ----------
            Total Industrials                                                                          61,174
                                                                                                   ----------
            INFORMATION TECHNOLOGY (0.4%)
            -----------------------------
            APPLICATION SOFTWARE (0.2%)
     4,963  Magic Newco, LLC (b)                                 7.25         12/12/2018                5,015
                                                                                                   ----------
            ELECTRONIC MANUFACTURING SERVICES (0.2%)
     5,000  Tyco Electronics Group S.A.                          3.50          2/03/2022                4,850
                                                                                                   ----------
            SEMICONDUCTORS (0.0%)
     1,282  NXP BV / NXP Funding, LLC(a)                         9.75          8/01/2018                1,436
                                                                                                   ----------
            Total Information Technology                                                               11,301
                                                                                                   ----------
            MATERIALS (2.3%)
            ----------------
            CONSTRUCTION MATERIALS (0.2%)
     2,000  CRH America, Inc.                                    6.00          9/30/2016                2,261
     3,000  CRH America, Inc.                                    5.75          1/15/2021                3,273
                                                                                                   ----------
                                                                                                        5,534
                                                                                                   ----------
            DIVERSIFIED CHEMICALS (0.1%)
     3,000  Incitec Pivot Finance, LLC(a)                        6.00         12/10/2019                3,283
                                                                                                   ----------
            DIVERSIFIED METALS & MINING (0.8%)
     5,000  Anglo American Capital plc(a)                        2.63          9/27/2017                4,914
     2,000  Glencore Funding, LLC(a)                             6.00          4/15/2014                2,062
    10,000  Glencore Funding, LLC(a)                             2.50          1/15/2019                9,187
     3,000  Rio Tinto Finance (USA) Ltd.                         8.95          5/01/2014                3,179
     3,000  Xstrata Canada Corp.                                 6.00         10/15/2015                3,244
                                                                                                   ----------
                                                                                                       22,586
                                                                                                   ----------
            GOLD (0.7%)
     2,000  Barrick Gold Corp.                                   6.95          4/01/2019                2,188
    20,000  Goldcorp, Inc.                                       3.70          3/15/2023               18,008
                                                                                                   ----------
                                                                                                       20,196
                                                                                                   ----------
            METAL & GLASS CONTAINERS (0.0%)
     1,000  Ardagh Packaging Finance plc(a)                      7.38         10/15/2017                1,070
                                                                                                   ----------
            PAPER PACKAGING (0.1%)
     3,000  Smurfit Kappa Acquisitions(a)                        4.88          9/15/2018                3,008
                                                                                                   ----------
            STEEL (0.4%)
     1,000  ArcelorMittal                                        9.50          2/15/2015                1,104
     3,000  ArcelorMittal                                        6.13          6/01/2018                3,161
     2,000  ArcelorMittal                                        6.00          3/01/2021                2,030

================================================================================

34  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)(l)    SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    4,000  ArcelorMittal                                        6.75%         2/25/2022           $    4,160
                                                                                                   ----------
                                                                                                       10,455
                                                                                                   ----------
            Total Materials                                                                            66,132
                                                                                                   ----------
            TELECOMMUNICATION SERVICES (0.1%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
     2,000  Telecom Italia Capital                               5.25         11/15/2013                2,020
                                                                                                   ----------
            UTILITIES (0.4%)
            ----------------
            ELECTRIC UTILITIES (0.3%)
    10,000  Electricite De France S.A.(a)                        5.25                  -(e)             9,580
                                                                                                   ----------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
     2,000  Transalta Corp.                                      4.75          1/15/2015                2,097
                                                                                                   ----------
            Total Utilities                                                                            11,677
                                                                                                   ----------
            Total Eurodollar and Yankee Obligations (cost: $455,037)                                  470,718
                                                                                                   ----------

            FOREIGN GOVERNMENT OBLIGATIONS (0.5%)

            GOVERNMENT (0.5%)
 CAD15,000  Province of Alberta                                  2.55         12/15/2022               13,860
                                                                                                   ----------
            Total Foreign Government Obligations (cost: $14,522)                                       13,860
                                                                                                   ----------

            ASSET-BACKED SECURITIES (1.8%)

            FINANCIALS (1.8%)
            -----------------
            ASSET-BACKED FINANCING (1.8%)
     3,000  American Express Credit Account Master Trust(a)      0.54(d)       9/15/2016                2,996
     5,000  Avis Budget Rental Car Funding, LLC(a)               6.74          5/20/2016                5,370
     2,000  Bank One Issuance Trust                              0.99(d)       2/15/2017                2,001
     1,474  CenterPoint Energy Transition Bond Co. III, LLC      4.19          2/01/2020                1,552
     1,912  Centre Point Funding, LLC(a)                         5.43          7/20/2016                1,992
     5,000  CIT Equipment Collateral(a)                          2.55          9/20/2016                5,007
     1,000  Citibank Credit Card Issuance Trust                  5.50          3/24/2017                1,065
     1,000  Citibank Credit Card Issuance Trust                  5.65          9/20/2019                1,161
     5,000  GE Capital Credit Card Master Note Trust             4.47          3/15/2020                5,537
     5,000  Hertz Vehicle Financing, LLC(a)                      5.93          3/25/2016                5,292
     2,000  Hertz Vehicle Financing, LLC                         6.44          2/25/2019                2,267
     5,289  SLM Student Loan Trust                               0.63(d)       4/25/2025                4,705
     6,045  SLM Student Loan Trust                               0.65(d)       4/25/2025                5,399
     1,479  SLM Student Loan Trust                               0.47(d)      10/27/2025                1,397
     1,392  SLM Student Loan Trust                               0.82(d)      10/25/2038                1,200
     1,688  Trinity Rail Leasing, LP (INS)                       5.27          8/14/2027                1,844

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    3,901  Trinity Rail Leasing, LP(a),(f)                      5.90%         5/14/2036           $    4,320
                                                                                                   ----------
                                                                                                       53,105
                                                                                                   ----------
            Total Financials                                                                           53,105
                                                                                                   ----------
            Total Asset-Backed Securities (cost: $49,145)                                              53,105
                                                                                                   ----------

            COMMERCIAL MORTGAGE SECURITIES (16.5%)

            FINANCIALS (16.5%)
            ------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (15.7%)
     1,000  Banc of America Commercial Mortgage, Inc.            5.24         11/10/2042                1,027
     3,342  Banc of America Commercial Mortgage, Inc.            5.40         11/10/2042                3,555
       164  Banc of America Commercial Mortgage, Inc.            4.51         12/10/2042                  164
     2,400  Banc of America Commercial Mortgage, Inc.            4.95          7/10/2043                2,525
     1,989  Banc of America Commercial Mortgage, Inc.            5.71          5/10/2045                2,065
     2,000  Banc of America Commercial Mortgage, Inc.            5.76          5/10/2045                2,233
     5,211  Banc of America Commercial Mortgage, Inc.            5.00          7/10/2045                5,559
     3,000  Banc of America Commercial Mortgage, Inc.            5.16         10/10/2045                3,158
     7,523  Banc of America Commercial Mortgage, Inc.            5.18         10/10/2045                8,043
     4,787  Banc of America Commercial Mortgage, Inc.            5.19          9/10/2047                5,141
       904  Banc of America Commercial Mortgage, Inc.(a)         5.32          9/10/2047                  956
       308  Banc of America Commercial Mortgage, Inc.(a)         5.46          9/10/2047                  325
     5,980  Banc of America Commercial Mortgage, Inc.            6.25          2/10/2051                6,577
     7,682  Banc of America Merrill Lynch Commercial
              Mortgage, Inc.(a)                                  6.14          9/10/2047                8,105
     3,000  BCRR Trust(a)                                        5.86          7/17/2040                3,342
       530  Bear Stearns Commercial Mortgage Securities, Inc.    5.58          4/12/2038                  533
     4,480  Bear Stearns Commercial Mortgage Securities, Inc.    5.00          2/11/2041                4,537
     1,427  Bear Stearns Commercial Mortgage Securities, Inc.    5.53         10/12/2041                1,429
     3,000  Bear Stearns Commercial Mortgage Securities, Inc.    4.99          9/11/2042                3,116
     6,000  Bear Stearns Commercial Mortgage Securities, Inc.    5.33          2/11/2044                6,589
     7,000  CFCRE Commercial Mortgage Trust(a)                   5.75         12/15/2047                7,670
     4,705  Citigroup Commercial Mortgage Securities, Inc.       5.94          3/15/2049                5,131
     1,620  Citigroup Commercial Mortgage Trust                  4.83          5/15/2043                1,696
     2,300  Citigroup Commercial Mortgage Trust                  5.39          7/15/2044                2,477
     5,000  Citigroup Commercial Mortgage Trust                  6.14         12/10/2049                5,513
     5,000  Citigroup Deutsche Bank Commercial Mortgage Trust    5.53          1/15/2046                5,355
     5,000  Citigroup/Deutsche Bank Commercial Mortgage Trust    5.63          7/15/2044                5,219
     1,000  Commercial Mortgage Asset Trust                      7.64         11/17/2032                1,027
     3,000  Commercial Mortgage Loan Trust                       5.54         12/11/2049                3,280
       639  Commercial Mortgage Trust                            4.58         10/15/2037                  641
     5,000  Commercial Mortgage Trust                            5.12          6/10/2044                5,347
     5,000  Commercial Mortgage Trust                            5.54         12/11/2049                5,563
     4,956  Credit Suisse Commercial Mortgage Trust              5.57          2/15/2039                5,349

================================================================================

36  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    3,000  Credit Suisse Commercial Mortgage Trust              5.57%         2/15/2039           $    3,248
     4,917  Credit Suisse Commercial Mortgage Trust              5.38          2/15/2040                5,311
     1,159  Credit Suisse First Boston Mortgage Capital          5.57          2/15/2039                1,167
     4,000  Credit Suisse First Boston Mortgage Securities Corp. 5.11          7/15/2036                4,090
     5,000  Credit Suisse First Boston Mortgage
              Securities Corp.(a)                                4.96          1/15/2037                5,071
     6,000  Credit Suisse First Boston Mortgage Securities Corp. 4.73          7/15/2037                6,297
     4,555  Credit Suisse First Boston Mortgage Securities Corp. 5.10          8/15/2038                4,881
       260  Credit Suisse First Boston Mortgage Securities Corp. 5.10          8/15/2038                  259
     1,000  Credit Suisse First Boston Mortgage Securities Corp. 4.82         10/15/2039                1,026
     1,950  DB-UBS Mortgage Trust                                5.42          8/10/2044                2,112
     5,000  GE Capital Commercial Mortgage Corp.                 5.47          3/10/2044                5,084
     5,000  GE Capital Commercial Mortgage Corp.                 5.07          7/10/2045                5,351
     2,745  GE Capital Commercial Mortgage Corp.                 5.29         11/10/2045                2,933
       763  GE Capital Commercial Mortgage Corp.                 5.47         11/10/2045                  763
     2,000  GMAC Commercial Mortgage Securities, Inc.            4.75          5/10/2043                2,099
     2,829  GMAC Commercial Mortgage Securities, Inc.            4.81          5/10/2043                2,731
     5,000  Greenwich Capital Commercial Funding Corp.           6.06          7/10/2038                5,494
     2,000  Greenwich Capital Commercial Funding Corp.           5.44          3/10/2039                2,226
     7,195  GS Mortgage Securities Corp. II                      5.62          4/10/2038                7,811
     4,225  GS Mortgage Securities Corp. II                      5.63          4/10/2038                4,258
     2,000  GS Mortgage Securities Corp. II                      5.53          8/10/2038                2,056
     9,500  GS Mortgage Securities Corp. II                      4.78          7/10/2039                9,638
     3,000  GS Mortgage Securities Corp. II                      4.95          1/10/2045                3,242
     4,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   4.99          9/12/2037                4,244
     5,540  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   4.84          7/15/2042                5,738
     3,200  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.00         10/15/2042                3,408
     8,800  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.04         10/15/2042                9,078
     1,429  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.33          1/12/2043                1,537
       910  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.49          4/15/2043                  944
     1,031  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.79          6/12/2043                1,082
       220  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.82          6/12/2043                  219
     3,163  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.42         12/12/2043                3,349
     5,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.46         12/12/2043                5,032

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    3,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.20%        12/15/2044           $    3,244
     3,650  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.32         12/15/2044                3,919
     1,873  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.86          4/15/2045                1,965
     3,465  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   6.06          4/15/2045                3,854
    10,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   3.51          5/15/2045               10,026
       561  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.37          5/15/2045                  584
     2,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.48          5/15/2045                2,041
       260  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   4.63          3/15/2046                  262
     5,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.(a)                                5.49          8/15/2046                5,599
     2,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   6.00          2/15/2051                2,210
     5,000  J.P. Morgan Chase Commercial Mortgage
              Securities Trust                                   5.37          5/15/2047                5,317
       647  LB-UBS Commercial Mortgage Trust                     5.38          6/15/2029                  658
     4,000  LB-UBS Commercial Mortgage Trust                     5.02          8/15/2029                4,089
     3,000  LB-UBS Commercial Mortgage Trust                     5.21          4/15/2030                3,200
     7,096  LB-UBS Commercial Mortgage Trust                     5.45         11/15/2030                7,308
     3,000  LB-UBS Commercial Mortgage Trust                     5.22          2/15/2031                3,252
     1,523  LB-UBS Commercial Mortgage Trust                     5.64          3/15/2032                1,570
     2,000  LB-UBS Commercial Mortgage Trust                     5.35         11/15/2038                2,224
     7,750  LB-UBS Commercial Mortgage Trust                     5.38         11/15/2038                8,297
     6,000  LB-UBS Commercial Mortgage Trust                     5.41          9/15/2039                6,636
     2,000  LB-UBS Commercial Mortgage Trust                     5.43          4/15/2040                1,185
     5,000  LB-UBS Commercial Mortgage Trust                     5.28          2/15/2041                4,921
     2,000  Merrill Lynch Mortgage Trust                         5.28         11/12/2037                2,102
       948  Merrill Lynch Mortgage Trust                         4.96          7/12/2038                  957
     5,000  Merrill Lynch Mortgage Trust                         5.14          7/12/2038                5,214
     2,000  Merrill Lynch Mortgage Trust                         5.18          7/12/2038                1,882
     3,000  Merrill Lynch Mortgage Trust                         5.68          5/12/2039                3,050
     1,026  Merrill Lynch Mortgage Trust                         5.83          5/12/2039                1,029
     1,961  Merrill Lynch Mortgage Trust                         4.86         10/12/2041                2,028
     4,285  Merrill Lynch Mortgage Trust                         4.92         10/12/2041                4,436
     2,000  Merrill Lynch Mortgage Trust                         5.42          1/12/2044                1,883
     2,900  Merrill Lynch Mortgage Trust                         5.38          8/12/2048                3,209
     2,000  Merrill Lynch Mortgage Trust                         6.25          2/12/2051                2,050

================================================================================

38  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    2,000  Merrill Lynch Mortgage Trust(a)                      6.25%         2/12/2051           $    1,982
     2,000  Merrill Lynch-Countrywide Commercial
              Mortgage Trust                                     6.09          6/12/2046                2,017
     1,181  Merrill Lynch-Countrywide Commercial
              Mortgage Trust                                     5.38          7/12/2046                1,209
     2,262  Morgan Stanley Capital I, Inc.                       5.97          8/12/2041                2,339
     5,000  Morgan Stanley Capital I, Inc.                       5.37         12/15/2043                5,513
     3,000  Morgan Stanley Capital I, Inc.                       5.79          7/12/2044                3,265
     3,445  Morgan Stanley Capital I, Inc.                       4.89          6/12/2047                3,658
     3,000  Morgan Stanley Capital I, Inc.                       4.77          7/15/2056                3,177
     5,000  Royal Bank of Scotland Trust(a)                      6.09          6/16/2049                5,569
     3,000  Timberstar Trust(a)                                  5.75         10/15/2036                3,306
    10,000  UBS Commercial Mortgage Trust                        3.40          5/10/2045                9,901
     4,756  UBS-Citigroup Commercial Mortgage Trust(a)           5.15          1/10/2045                5,189
     3,000  Wachovia Bank Commercial Mortgage Trust              5.20         11/15/2035                3,036
     2,000  Wachovia Bank Commercial Mortgage Trust              5.08          3/15/2042                2,105
       643  Wachovia Bank Commercial Mortgage Trust              4.81          4/15/2042                  660
     4,860  Wachovia Bank Commercial Mortgage Trust              5.18          7/15/2042                5,198
     5,000  Wachovia Bank Commercial Mortgage Trust              5.92          5/15/2043                5,188
     5,592  Wachovia Bank Commercial Mortgage Trust              5.61          3/15/2045                6,069
       531  Wachovia Bank Commercial Mortgage Trust              5.94          6/15/2045                  539
     5,000  Wachovia Bank Commercial Mortgage Trust              5.80          7/15/2045                5,502
     2,798  Wachovia Bank Commercial Mortgage Trust              5.50         10/15/2048                2,819
     1,000  Wachovia Bank Commercial Mortgage Trust              5.57         10/15/2048                1,112
     3,000  Wachovia Bank Commercial Mortgage Trust              5.60         10/15/2048                3,267
     5,000  Wachovia Bank Commercial Mortgage Trust              5.34         11/15/2048                5,503
     5,000  Wachovia Bank Commercial Mortgage Trust              5.75          6/15/2049                5,633
     3,000  Wells Fargo Commercial Mortgage Trust(a)             5.28         11/15/2043                3,243
     6,000  WF-RBS Commercial Mortgage Trust(a)                  5.17          2/15/2044                6,418
                                                                                                   ----------
                                                                                                      458,644
                                                                                                   ----------
            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.8%)
    36,224  J.P. Morgan Chase Commercial Mortgage
              Securities Corp., acquired 9/28/2012;
              cost $4,945(g)                                     2.21         10/15/2045                4,391
    38,138  Morgan Stanley-BAML Trust, acquired 10/05/2012;
              cost $4,955(a),(g)                                 2.18         11/15/2045                4,393
    32,570  UBS Commercial Mortgage Trust, acquired
              5/01/2012; cost $4,931(a),(g)                      2.35          5/10/2045                4,482
    79,446  WF-RBS Commercial Mortgage Trust, acquired
              12/04/2012; cost $9,912(a),(g)                     1.84         12/15/2045                8,956
                                                                                                   ----------
                                                                                                       22,222
                                                                                                   ----------
            Total Financials                                                                          480,866
                                                                                                   ----------
            Total Commercial Mortgage Securities (cost: $454,596)                                     480,866
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY ISSUES (1.8%)(h)

            COMMERCIAL MORTGAGE-BACKED SECURITIES (0.3%)
$    8,500  Freddie Mac(+)                                       2.22%        12/25/2018           $    8,542
                                                                                                   ----------
            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%)
   202,938  Fannie Mae(+)                                        0.68          4/25/2022                8,993
    72,391  Freddie Mac(+)                                       0.90         10/25/2022                4,651
    24,131  Freddie Mac(+)                                       1.75          3/25/2022                2,762
    44,410  Freddie Mac(+)                                       1.45         12/25/2021                4,080
    74,336  Freddie Mac(+)                                       1.32          8/25/2022                6,773
                                                                                                   ----------
                                                                                                       27,259
                                                                                                   ----------
            MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.6%)
    15,690  Fannie Mae(+)                                        2.50          7/01/2027               15,728
       610  Freddie Mac(+),(i)                                   5.00          9/01/2020                  651
       371  Freddie Mac(+)                                       5.50          4/01/2036                  401
                                                                                                   ----------
                                                                                                       16,780
                                                                                                   ----------
            Total U.S. Government Agency Issues (cost: $52,901)                                        52,581
                                                                                                   ----------

            U.S. TREASURY SECURITIES (3.3%)

            BONDS (1.6%)
    20,000  2.75%, 8/15/2042                                                                           16,798
    10,000  2.75%, 11/15/2042                                                                           8,387
    20,000  3.00%, 5/15/2042                                                                           17,758
     5,000  3.13%, 2/15/2042(i)                                                                         4,561
                                                                                                   ----------
                                                                                                       47,504
                                                                                                   ----------
            NOTES (1.7%)
     5,000  1.63%, 8/15/2022                                                                            4,655
    10,000  1.75%, 5/15/2023                                                                            9,276
    15,000  2.00%, 2/15/2022                                                                           14,571
    10,000  2.00%, 2/15/2023                                                                            9,534
    10,000  2.13%, 8/15/2021                                                                            9,901
                                                                                                   ----------
                                                                                                       47,937
                                                                                                   ----------
            Total U.S. Treasury Securities (cost: $105,139)                                            95,441
                                                                                                   ----------

            MUNICIPAL BONDS (5.1%)

            AIRPORT/PORT (0.5%)
    10,000  Chicago Midway Airport                               3.53          1/01/2041(j)            10,404
     2,000  College Park (INS)                                   5.76          1/01/2015                2,041
     1,080  Riverside (INS)                                      5.19          8/01/2017                1,076
                                                                                                   ----------
                                                                                                       13,521
                                                                                                   ----------

================================================================================

40  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            APPROPRIATED DEBT (0.7%)
$    3,000  Baltimore City Board of School Commissioners         5.69%        12/15/2025           $    3,323
     1,250  Escondido Joint Powers Financing Auth. (INS)         5.53          9/01/2018                1,289
     3,000  Kannapolis Ltd.                                      7.28          3/01/2027                3,128
     1,500  Kentucky State Property and Buildings Commission     4.08         11/01/2015                1,595
     5,000  Miami-Dade County School Board                       5.38          5/01/2031                5,303
     4,000  Palm Beach County School Board                       5.40          8/01/2025                4,264
                                                                                                   ----------
                                                                                                       18,902
                                                                                                   ----------
            CASINOS & GAMING (0.0%)
     1,270  Mashantucket (Western) Pequot Tribe(a)               6.35          7/01/2026                  846
       230  Seneca Nation of Indians Capital
              Improvements Auth.(a)                              6.75         12/01/2013                  230
                                                                                                   ----------
                                                                                                        1,076
                                                                                                   ----------
            DIVERSIFIED REAL ESTATE ACTIVITIES (0.0%)
       780  American Eagle Northwest, LLC                        4.97         12/15/2018                  788
                                                                                                   ----------
            EDUCATION (1.0%)
     1,780  Austin CCD                                           5.20          2/01/2020                1,818
     3,430  Austin CCD                                           6.76          8/01/2030                4,048
     1,130  California State Univ. (INS)                         5.27         11/01/2017                1,160
     1,000  Colorado State Board of Governors Univ.
              Enterprise System                                  4.90          3/01/2021                1,075
     3,000  Los Alamitos USD No. 1                               6.19          2/01/2026                3,298
     3,000  Miami Univ. (A State Univ. of Ohio)                  6.67          9/01/2028                3,396
    10,000  New Jersey EDA                                       5.25          9/01/2026               10,874
     3,000  Rensselaer Polytechnic Institute                     5.60          9/01/2020                3,313
     1,000  Univ. of Oklahoma                                    5.25         11/01/2019                1,022
                                                                                                   ----------
                                                                                                       30,004
                                                                                                   ----------
            ELECTRIC/GAS UTILITIES (0.1%)
     2,000  American Municipal Power, Inc.                       3.82          2/15/2014                2,032
     1,845  Piedmont Municipal Power Agency                      4.34          1/01/2017                1,868
                                                                                                   ----------
                                                                                                        3,900
                                                                                                   ----------
            ENVIRONMENTAL & FACILITIES SERVICES (0.5%)
     4,000  Maricopa County IDA                                  2.63(d)      12/01/2031(j)             4,038
     2,375  Miami-Dade County IDA                                2.63          8/01/2023(j)             2,401
     8,500  Mission EDC                                          3.75         12/01/2018(j)             8,800
                                                                                                   ----------
                                                                                                       15,239
                                                                                                   ----------
            GENERAL OBLIGATION (0.8%)
     1,250  Las Virgenes USD                                     5.54          8/01/2025                1,352
     3,000  Long Beach USD                                       5.91          8/01/2025                3,461
     5,000  New York City                                        6.27         12/01/2037                5,903

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                          COUPON                                  VALUE
(000)       SECURITY                                             RATE          MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    5,000  State of Washington                                  5.25%         2/01/2036           $    5,341
     4,045  Will County, Illinois                                3.83         11/15/2016                4,327
     1,520  Will County, Illinois                                4.08         11/15/2017                1,629
     1,405  Will County, Illinois                                4.28         11/15/2018                1,526
                                                                                                   ----------
                                                                                                       23,539
                                                                                                   ----------
            HOSPITAL (0.2%)
     1,000  Medical Univ. (INS)(PRE)                             5.01          2/15/2015                1,044
     3,000  Novant Health, Inc.                                  5.35         11/01/2016                3,301
                                                                                                   ----------
                                                                                                        4,345
                                                                                                   ----------
            MISCELLANEOUS (0.0%)
       635  Keenan Dev. Association of Tennessee, LLC (INS)      5.02          7/15/2028                  652
                                                                                                   ----------
            MULTIFAMILY HOUSING (0.2%)
     5,000  New York State Mortgage Agency                       4.20         10/01/2027                5,052
                                                                                                   ----------
            NURSING/CCRC (0.0%)
       630  California Statewide Communities Dev. Auth. (INS)    5.59          2/01/2015                  632
                                                                                                   ----------
            PAPER PRODUCTS (0.1%)
     2,000  Georgetown County Environmental Improvement          6.25          9/01/2023                1,998
                                                                                                   ----------
            SALES TAX (0.1%)
     3,300  Miami-Dade County Transit System                     4.59          7/01/2021                3,465
                                                                                                   ----------
            SPECIAL ASSESSMENT/TAX/FEE (0.7%)
     2,000  Florida State Department of Environmental Protection 5.76          7/01/2020                2,187
     1,745  Metropolitan Nashville Airport Auth. (INS)           5.14          7/01/2018                1,842
     3,000  MTA                                                  5.20         11/15/2018                3,337
     5,000  MTA                                                  6.73         11/15/2030                5,852
     3,000  New Jersey Transportation Trust Fund Auth.           5.75         12/15/2028                3,293
     2,500  New York City Transitional Finance Auth.             5.00          2/01/2035                2,606
                                                                                                   ----------
                                                                                                       19,117
                                                                                                   ----------
            WATER UTILITIES (0.1%)
     3,000  Connecticut Dev. Auth.                               5.50          4/01/2021                3,337
                                                                                                   ----------
            WATER/SEWER UTILITY (0.1%)
     2,500  Tohopekaliga Water Auth.                             5.25         10/01/2036                2,643
                                                                                                   ----------
            Total Municipal Bonds (cost: $138,649)                                                    148,210
                                                                                                   ----------

================================================================================

42  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                 MARKET
$(000)/                                                                                                 VALUE
SHARES      SECURITY                                                                                    (000)
-------------------------------------------------------------------------------------------------------------
            PREFERRED STOCKS (1.6%)

            CONSUMER STAPLES (0.4%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.4%)
   105,000  Dairy Farmers of America, Inc., 7.88%,
              cumulative redeemable, perpetual(a)                                                  $   11,268
                                                                                                   ----------
            ENERGY (0.1%)
            -------------
            OIL & GAS EXPLORATION & PRODUCTION (0.1%)
     3,000  Chesapeake Energy Corp., 5.75%, perpetual(a)                                                3,307
                                                                                                   ----------
            FINANCIALS (0.5%)
            -----------------
            DIVERSIFIED BANKS (0.2%)
    50,000  HSBC Holdings plc, 6.20%, perpetual                                                         1,249
     5,000  US Bancorp, 7.19%, perpetual                                                                4,358
                                                                                                   ----------
                                                                                                        5,607
                                                                                                   ----------
            PROPERTY & CASUALTY INSURANCE (0.1%)
    $3,000  Catlin Insurance Co. Ltd., 7.25%, perpetual(a)                                              3,150
    $3,000  Syncora Holdings Ltd., 6.88%, perpetual(f)                                                      -
                                                                                                   ----------
                                                                                                        3,150
                                                                                                   ----------
            REGIONAL BANKS (0.1%)
         2  CoBank ACB, 1.46%, perpetual(a)                                                             1,347
                                                                                                   ----------
            REINSURANCE (0.0%)
     2,000  American Overseas Group Ltd., 7.50%,
              non-cumulative, perpetual, acquired
              1/23/2007 - 3/02/2007; cost $2,058(f),(g)                                                   500
                                                                                                   ----------
            REITs - OFFICE (0.1%)
   160,000  CommonWealth REIT, Series E, 7.25%,
              cumulative redeemable, perpetual                                                          3,975
                                                                                                   ----------
            Total Financials                                                                           14,579
                                                                                                   ----------
            INDUSTRIALS (0.1%)
            ------------------
            OFFICE SERVICES & SUPPLIES (0.1%)
     4,000  Pitney Bowes International Holdings,
              Series F, 6.13%, cumulative redeemable,
              perpetual(a)                                                                              3,970
                                                                                                   ----------
            TELECOMMUNICATION SERVICES (0.1%)
            ---------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (0.1%)
      2,000 Centaur Funding Corp., 9.08%(a)                                                             2,454
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES   SECURITY                                                                                    (000)
-------------------------------------------------------------------------------------------------------------
            UTILITIES (0.4%)
            ----------------
            ELECTRIC UTILITIES (0.4%)
    99,000  Southern California Edison, Series D, 6.50%,
              cumulative redeemable, perpetual                                                     $   10,469
                                                                                                   ----------
            Total Preferred Stocks (cost: $46,309)                                                     46,047
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                          COUPON
(000)                                                            RATE          MATURITY
-------------------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (2.3%)

            COMMERCIAL PAPER (1.0%)

            MATERIALS (0.3%)
            ----------------
            SPECIALTY CHEMICALS (0.3%)
$   10,468  Albemarle Corp.(a),(k)                               0.22%        8/07/2013                10,467
                                                                                                   ----------
            UTILITIES (0.7%)
            ----------------
            ELECTRIC UTILITIES (0.3%)
     7,962  Interstate Power & Light Co.                         0.25         8/06/2013                 7,962
                                                                                                   ----------
            GAS UTILITIES (0.4%)
     3,079  Oneok, Inc.(a),(k)                                   0.22         8/01/2013                 3,079
     9,277  Peoples Gas Light & Coke Co.                         0.26         8/01/2013                 9,277
                                                                                                   ----------
                                                                                                       12,356
                                                                                                   ----------
            Total Utilities                                                                            20,318
                                                                                                   ----------
            Total Commercial Paper                                                                     30,785
                                                                                                   ----------

            VARIABLE-RATE DEMAND NOTES (1.3%)

            CONSUMER DISCRETIONARY (0.2%)
            -----------------------------
            GENERAL MERCHANDISE STORES (0.2%)
     6,745  Marion EDA (LOC - Key Bank, N.A.)                    0.28         2/01/2035                 6,745
                                                                                                   ----------
            MATERIALS (0.5%)
            ----------------
            STEEL (0.5%)
    13,300  Blytheville                                          0.44         6/01/2028                13,300
                                                                                                   ----------
            MUNICIPAL BONDS (0.6%)
            ----------------------
            AIRPORT/PORT (0.3%)
     7,825  Clark County (LOC - Landesbank
              Baden-Wurttemberg)                                 0.27         7/01/2029                 7,825
                                                                                                   ----------

================================================================================

44  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            NURSING/CCRC (0.3%)
$    9,905  New Jersey EDA (LOC - Sovereign Bank)                 0.72%       5/15/2033            $    9,905
                                                                                                   ----------
            Total Municipal Bonds                                                                      17,730
                                                                                                   ----------
            Total Variable-Rate Demand Notes                                                           37,775
                                                                                                   ----------
            Total Money Market Instruments (cost: $68,560)                                             68,560
                                                                                                   ----------

            TOTAL INVESTMENTS (COST: $2,747,586)                                                   $2,886,894
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
NUMBER OF                                                                    CONTRACT            APPRECIATION/
CONTRACTS                                                       EXPIRATION    VALUE             (DEPRECIATION)
LONG/(SHORT)  SECURITY                                             DATE       (000)                      (000)
-------------------------------------------------------------------------------------------------------------
              FUTURES (1.3%)
       150    10YR U.S. Treasury Note Futures                    9/19/2013    $18,966                 $  (456)
       150    30YR U.S. Treasury Bond Futures                    9/19/2013     20,109                    (985)
                                                                              -------                 --------

              TOTAL FUTURES                                                   $39,075                 $(1,441)
                                                                              =======                 ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                            (LEVEL 1)          (LEVEL 2)     (LEVEL 3)
                                        QUOTED PRICES  OTHER SIGNIFICANT   SIGNIFICANT
                                    IN ACTIVE MARKETS         OBSERVABLE  UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS             INPUTS        INPUTS        TOTAL
---------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                       $  5,070        $1,452,436        $    -   $1,457,506
  Eurodollar and Yankee Obligations                  -           470,718             -      470,718
  Foreign Government Obligations                     -            13,860             -       13,860
  Asset-Backed Securities                            -            48,785         4,320       53,105
  Commercial Mortgage Securities                     -           480,866             -      480,866
  U.S. Government Agency Issues                      -            52,581             -       52,581
  U.S. Treasury Securities                      95,441                 -             -       95,441
  Municipal Bonds                                    -           148,210             -      148,210
Equity Securities:
  Preferred Stocks                               1,249            44,298           500       46,047
Money Market Instruments:
  Commercial Paper                                   -            30,785             -       30,785
  Variable-Rate Demand Notes                         -            37,775             -       37,775
---------------------------------------------------------------------------------------------------
Total                                         $101,760        $2,780,314        $4,820   $2,886,894
---------------------------------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------------------------------
Futures*                                      $ (1,441)       $        -        $    -   $   (1,441)
---------------------------------------------------------------------------------------------------

*Futures are valued at the unrealized appreciation/depreciation on the investment

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

---------------------------------------------------------------------------------------
                                                         ASSET-BACKED         PREFERRED
                                                          SECURITIES           STOCKS
---------------------------------------------------------------------------------------
Balance as of July 31, 2012                                 $    -              $500
Purchases                                                        -                 -
Sales                                                         (223)                -
Transfers into Level 3                                       4,619                 -
Transfers out of Level 3                                         -                 -
Net realized gain (loss) on investments                          8                 -
Change in net unrealized appreciation/depreciation
  on investments                                               (84)                -
---------------------------------------------------------------------------------------
Balance as of July 31, 2013                                 $4,320              $500
---------------------------------------------------------------------------------------

================================================================================

46  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

For the period of August 1, 2012, through July 31, 2013, asset-backed securities with a fair value of $6,613,000 were transferred from Level 2 to Level 3. Due to an assessment of events at the end of the reporting period, these securities had a single broker quote provided to the Fund's pricing service. Preferred stocks with a fair value of $2,154,000 were transferred from Level 1 to Level 2 as a result of an adjustment by the pricing service to reflect a change from last traded price to average of bid and asked prices at the beginning of the period. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2013

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16.8% of net assets at July 31, 2013.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

================================================================================

48  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) -- represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    CAD    Canadian dollars
    CCD    Community College District
    EDA    Economic Development Authority
    EDC    Economic Development Corp.
    IDA    Industrial Development Authority/Agency
    MTA    Metropolitan Transportation Authority

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

    PRE    Prerefunded to a date prior to maturity
    REIT   Real estate investment trust
    USD    Unified School District

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)  Principal and interest payments are insured by one of the following:
           AMBAC Assurance Corp., Assured Guaranty Municipal Corp., MBIA Insurance Corp., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) SENIOR LOAN (LOAN) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the

================================================================================

50  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

           rate disclosed represents the current rate at July 31, 2013. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) The security, or a portion thereof, is segregated to cover the value of open futures contracts at July 31, 2013.

    (d) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at July 31, 2013.

    (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (f) Security was fair valued at July 31, 2013, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $4,820,000, which represented 0.2% of net assets of the fund.

    (g) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2013, was $22,722,000, which represented 0.8% of the Fund's net assets.

    (h) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality,

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  51

================================================================================

           or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide capital in exchange for senior preferred stock.

    (i) Securities with a value of $1,555,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (j) Put bond -- provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (k) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (l)    In U.S. dollars unless otherwise noted.

See accompanying notes to financial statements.

================================================================================

52  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2013

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,747,586)             $2,886,894
   Cash                                                                             1,969
   Receivables:
      Capital shares sold
         Affiliated transactions (Note 7)                                              42
         Unaffiliated transactions                                                  2,614
      USAA Asset Management Company (Note 6C)                                         277
      Dividends and interest                                                       30,383
      Securities sold                                                               4,929
                                                                               ----------
         Total assets                                                           2,927,108
                                                                               ----------
LIABILITIES
   Payables:
      Securities purchased                                                          4,924
      Capital shares redeemed                                                       2,520
      Dividends on capital shares                                                     447
   Variation margin on futures contracts                                            1,439
   Accrued management fees                                                            865
   Accrued transfer agent's fees                                                       85
   Other accrued expenses and payables                                                197
                                                                               ----------
         Total liabilities                                                         10,477
                                                                               ----------
            Net assets applicable to capital shares outstanding                $2,916,631
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $2,776,462
   Overdistribution of net investment income                                           (2)
   Accumulated net realized gain on investments and futures transactions            2,303
   Net unrealized appreciation of investments and futures contracts               137,867
   Net unrealized appreciation of foreign currency translations                         1
                                                                               ----------
            Net assets applicable to capital shares outstanding                $2,916,631
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,775,162/165,194 shares outstanding)        $    10.75
                                                                               ==========
      Institutional Shares (net assets of $1,132,579/105,393
         shares outstanding)                                                   $    10.75
                                                                               ==========
      Adviser Shares (net assets of $8,890/828 shares outstanding)             $    10.74
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  53

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                   $  4,356
   Interest                                                                     135,608
                                                                               --------
      Total income                                                              139,964
                                                                               --------
EXPENSES
   Management fees                                                                9,693
   Administration and servicing fees:
      Fund Shares                                                                 2,860
      Institutional Shares                                                          877
      Adviser Shares                                                                 12
   Transfer agent's fees:
      Fund Shares                                                                 3,164
      Institutional Shares                                                          876
      Adviser Shares                                                                  1
   Distribution and service fees (Note 6E):
      Adviser Shares                                                                 21
   Custody and accounting fees:
      Fund Shares                                                                   265
      Institutional Shares                                                          119
      Adviser Shares                                                                  1
   Postage:
      Fund Shares                                                                    86
      Institutional Shares                                                            6
   Shareholder reporting fees:
      Fund Shares                                                                    72
      Institutional Shares                                                            6
   Trustees' fees                                                                    13
   Registration fees:
      Fund Shares                                                                    77
      Institutional Shares                                                           66
      Adviser Shares                                                                 24
   Professional fees                                                                181
   Other                                                                             44
                                                                               --------
      Total expenses                                                             18,464
                                                                               --------

================================================================================

54  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

 Expenses reimbursed:
       Fund Shares                                                               (1,113)
       Adviser Shares                                                                (9)
                                                                               --------
        Net expenses                                                             17,342
                                                                               --------
NET INVESTMENT INCOME                                                           122,622
                                                                               --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
  Net realized gain (loss) on:
      Unaffiliated transactions                                                   7,167
      Affiliated transactions (Note 8)                                             (200)
      Foreign currency transactions                                                  (2)
      Futures transactions                                                       (3,410)
  Change in net unrealized appreciation/depreciation of:
      Investments                                                               (22,722)
      Foreign currency translations                                                   1
      Futures contracts                                                          (2,045)
                                                                               --------
            Net realized and unrealized loss                                    (21,211)
                                                                               --------
  Increase in net assets resulting from operations                             $101,411
                                                                               ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  55

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

-----------------------------------------------------------------------------------------

                                                                     2013            2012
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $  122,622       $  108,611
   Net realized gain on investments                                6,967           18,625
   Net realized loss on foreign currency transactions                 (2)               -
   Net realized loss on futures transactions                      (3,410)               -
   Change in net unrealized appreciation/depreciation of:
      Investments                                                (22,722)          31,887
      Foreign currency translations                                    1                -
      Futures contracts                                           (2,045)             603
                                                              ---------------------------
      Increase in net assets resulting from operations           101,411          159,726
                                                              ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                (83,521)         (95,878)
      Institutional Shares                                       (38,761)         (12,408)
      Adviser Shares                                                (340)            (325)
                                                              ---------------------------
         Total distributions of net investment income           (122,622)        (108,611)
                                                              ---------------------------
   Net realized gains:
      Fund Shares                                                 (3,550)               -
      Institutional Shares                                        (1,846)               -
      Adviser Shares                                                 (16)               -
                                                              ---------------------------
         Total distributions of net realized gains                (5,412)               -
                                                              ---------------------------
            Distributions to shareholders                       (128,034)        (108,611)
                                                              ---------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                  (335,997)         343,311
   Institutional Shares                                          816,023          133,464
   Adviser Shares                                                  1,031            1,663
                                                              ---------------------------
      Total net increase in net assets from capital
         share transactions                                      481,057          478,438
                                                              ---------------------------
   Net increase in net assets                                    454,434          529,553
NET ASSETS
   Beginning of year                                           2,462,197        1,932,644
                                                              ---------------------------
   End of year                                                $2,916,631       $2,462,197
                                                              ===========================
Overdistribution of net investment income:
   End of year                                                $       (2)      $        -
                                                              ===========================

See accompanying notes to financial statements.

================================================================================

56  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Intermediate-Term Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is high current income without undue risk to principal.

The Fund has three classes of shares: Intermediate-Term Bond Fund Shares (Fund Shares), Intermediate-Term Bond Fund Institutional Shares (Institutional Shares), and Intermediate-Term Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted

================================================================================

58  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

      bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

   6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager under valuation procedures approved by the Board. The effect of fair

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

      value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred stocks, which are valued based on methods discussed in 1A2 and certain bonds, valued based on methods discussed in Note 1A1, and commercial paper and variable-rate demand notes, which are valued at amortized cost.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

60  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by tender offers or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the prices.

   Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

   FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

   contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2013* (IN THOUSANDS)

                                     ASSET DERIVATIVES              LIABILITY DERIVATIVES
----------------------------------------------------------------------------------------------
                             STATEMENT OF                    STATEMENT OF
DERIVATIVES NOT              ASSETS AND                      ASSETS AND
ACCOUNTED FOR AS             LIABILITIES                     LIABILITIES
HEDGING INSTRUMENTS          LOCATION         FAIR VALUE     LOCATION              FAIR VALUE
----------------------------------------------------------------------------------------------
Interest rate contracts          -               $-          Net unrealized        $(1,441)**
                                                             depreciation of
                                                             investments and
                                                             futures contracts
----------------------------------------------------------------------------------------------

   * For open derivative instruments as of July 31, 2013, see the portfolio of investments, which also is indicative of activity for the year ended July 31, 2013.

  ** Includes cumulative appreciation (depreciation) of futures as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

62  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2013 (IN THOUSANDS)

                                                                        CHANGE IN
DERIVATIVES NOT                                                         UNREALIZED
ACCOUNTED FOR             STATEMENT OF                REALIZED          APPRECIATION
AS HEDGING                OPERATIONS                  LOSS ON           (DEPRECIATION)
INSTRUMENTS               LOCATION                    DERIVATIVES       ON DERIVATIVES
----------------------------------------------------------------------------------------
Interest rate contracts   Net realized and             $(3,410)           $(2,045)
                          unrealized gain (loss)
                          on futures transactions/
                          Change in net unrealized
                          appreciation/depreciation
                          of futures contracts
----------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded daily on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

   volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended July 31, 2013, custodian and other bank credits reduced the Fund's expenses by less than $500.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

================================================================================

64  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended July 31, 2013, the Fund paid CAPCO facility fees of $17,000, which represents 4.7% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency adjustments resulted in reclassifications to the statement of assets and liabilities to increase overdistribution of net investment income by $2,000 and increase accumulated net realized gain on investments and futures transactions by $2,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2013, and 2012, was as follows:

                                                  2013                     2012
                                            --------------------------------------
Ordinary income*                             $122,622,000             $108,611,000
Long-term realized capital gains                5,412,000                        -

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

As of July 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                $    534,000
Accumulated capital and other gains                               863,000
Unrealized appreciation of investments                        139,308,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act) a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At July 31, 2013, the Fund had no pre-enactment or post-enactment capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceeding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2013, were $645,109,000 and $257,432,000, respectively.

================================================================================

66  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

As of July 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $2,747,586,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2013, for federal income tax purposes, were $175,140,000 and $35,832,000, respectively, resulting in net unrealized appreciation of $139,308,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2013, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                                   YEAR ENDED                  YEAR ENDED
                                                  JULY 31, 2013               JULY 31, 2012
---------------------------------------------------------------------------------------------------
                                             SHARES        AMOUNT            SHARES        AMOUNT
                                           --------------------------------------------------------
FUND SHARES:
Shares sold                                 60,077      $   659,979         67,364        $ 707,672
Shares issued from reinvested
   dividends                                 7,467           81,947          8,637           90,924
Shares redeemed                            (98,316)      (1,077,923)       (43,353)        (455,285)
                                           --------------------------------------------------------
Net increase (decrease) from
   capital share transactions              (30,772)     $  (335,997)        32,648        $ 343,311
                                           ========================================================
INSTITUTIONAL SHARES:
Shares sold                                 89,502      $   982,910         20,161        $ 212,037
Shares issued from
   reinvested dividends                      3,657           40,168          1,176           12,408
Shares redeemed                            (18,905)        (207,055)        (8,581)         (90,981)
                                           --------------------------------------------------------
Net increase from
   capital share transactions               74,254      $   816,023         12,756        $ 133,464
                                           ========================================================
ADVISER SHARES:
Shares sold                                    164      $     1,794            195        $   2,055
Shares issued from
   reinvested dividends                         12              126              8               79
Shares redeemed                                (82)            (889)           (45)            (471)
                                           --------------------------------------------------------
Net increase from
   capital share transactions                   94      $     1,031            158        $   1,663
                                           ========================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $50 million of average net assets, 0.40% of that portion of average net assets over $50 million but not over $100 million, and 0.30% of that portion of average net assets over $100 million. For the year ended July 31, 2013, the Fund's effective annualized base fee was 0.31% of the Fund's average net assets for the same period.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Intermediate Investment Grade Funds Index over the performance period. The Lipper Intermediate Investment Grade Funds Index tracks the total return performance of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                      AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
------------------------------------------------------------------------------------
+/- 0.20% to 0.50%                        +/- 0.04%
+/- 0.51% to 1.00%                        +/- 0.05%
+/- 1.01% and greater                     +/- 0.06%

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the

================================================================================

68  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

   numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Investment Grade Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended July 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $9,693,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $996,000, $169,000, and $3,000, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.05%, 0.02%, and 0.04%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2013, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,860,000, $877,000, and $12,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2013, the Fund reimbursed the Manager $85,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

C. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2013, to limit the annual expenses of the Fund Shares and the Adviser Shares to 0.65% and 0.95%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund Shares and Adviser Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through December 1, 2013, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2013, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and the Adviser Shares of $1,113,000 and $9,000, respectively, of which $277,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. The Fund Shares and Adviser Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2013, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $3,164,000, $876,000, and $1,000, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser

================================================================================

70   | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

   Shares average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2013, the Adviser Shares incurred distribution and service (12b-1) fees of $21,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund's Institutional Shares is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2013, the Fund recorded a receivable for capital shares sold of $42,000 for the USAA fund-of-funds' purchases and redemptions of Institutional Shares. As of July 31, 2013, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
USAA Cornerstone Conservative Fund                                      0.6
USAA Target Retirement Income Fund                                      2.1
USAA Target Retirement 2020 Fund                                        3.5
USAA Target Retirement 2030 Fund                                        3.9
USAA Target Retirement 2040 Fund                                        2.2
USAA Target Retirement 2050 Fund                                        0.5

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2013, USAA and its affiliates owned 490,000 shares which represents 59.2% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2013, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Fund at the then-current market price with no brokerage commissions incurred.

                                                                  NET REALIZED
                                                     COST TO     GAIN (LOSS) TO
        SELLER                  PURCHASER           PURCHASER        SELLER
-------------------------------------------------------------------------------
USAA Intermediate-Term     USAA High Income Fund    $ 4,188,000      $(200,000)
   Bond Fund
USAA Real Return Fund      USAA Intermediate-Term
                              Bond Fund               2,206,000        223,000
USAA Short-Term            USAA Intermediate-Term
   Bond Fund                  Bond Fund                   7,000              -
USAA High Income Fund      USAA Intermediate-Term
                              Bond Fund               5,375,000        320,000
USAA Income Fund           USAA Intermediate-Term
                              Bond Fund              15,276,000        401,000

(9) NEW ACCOUNTING PRONOUNCEMENTS

OFFSETTING ASSETS AND LIABILITIES -- In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

================================================================================

72  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                                  ---------------------------------------------------------------------
                                         2013          2012           2011            2010         2009
                                  ---------------------------------------------------------------------
Net asset value at beginning
   of period                      $    10.81     $    10.60     $    10.12      $     8.93     $   9.32
                                  ---------------------------------------------------------------------
Income (loss) from investment
   operations:
   Net investment income                 .48            .53            .56             .58          .58
   Net realized and unrealized
   gain (loss)                          (.04)           .21            .47            1.19         (.39)
                                  ---------------------------------------------------------------------
Total from investment operations         .44            .74           1.03            1.77          .19
                                  ---------------------------------------------------------------------
Less distributions from:
   Net investment income                (.48)          (.53)          (.55)           (.58)        (.58)
   Realized capital gains               (.02)             -              -               -            -
                                  ---------------------------------------------------------------------
Total distributions                     (.50)          (.53)          (.55)           (.58)        (.58)
                                  ---------------------------------------------------------------------
Net asset value at end of period  $    10.75     $    10.81     $    10.60      $    10.12     $   8.93
                                  =====================================================================
Total return (%)*                       4.08           7.27          10.44           20.30         2.71
Net assets at
   end of period (000)            $1,775,162     $2,117,767     $1,731,646      $1,248,509     $951,548
Ratios to average
   net assets:**
   Expenses (%)(a)                       .65            .65            .65             .65          .65
   Expenses, excluding
      reimbursements (%)(a)              .71            .72            .72             .69          .70
   Net investment income (%)            4.38           5.07           5.33            6.00         6.93
Portfolio turnover (%)                    10             17             16(c)           37           49(b)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2013, average net assets were $1,906,881,000.

(a) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Reflects increased trading activity due to market volatility.

(c) Reflects decreased trading activity due to volatile market environment.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED JULY 31,                    PERIOD ENDED
                                   -------------------------------------------------------      JULY 31,
                                         2013           2012          2011             2010      2009***
                                   ----------------------------------------------------------------------
Net asset value at
   beginning of period             $    10.81       $  10.60      $  10.12         $   8.93     $  9.32
                                   --------------------------------------------------------------------
Income (loss) from
   investment operations:
   Net investment income                  .49            .54           .58              .60         .59
   Net realized and unrealized
      gain (loss)                        (.04)           .21           .48             1.19        (.39)
                                   --------------------------------------------------------------------
Total from investment
   operations                             .45            .75          1.06             1.79         .20
                                   --------------------------------------------------------------------
Less distributions from:
   Net investment income                 (.49)          (.54)         (.58)            (.60)       (.59)
   Realized capital gains                (.02)             -             -                -           -
                                   --------------------------------------------------------------------
Total distributions                      (.51)          (.54)         (.58)            (.60)       (.59)
                                   --------------------------------------------------------------------
Net asset value at
   end of period                   $    10.75       $  10.81      $  10.60         $  10.12     $  8.93
                                   ====================================================================
Total return (%)*                        4.18           7.37         10.66            20.53        2.86
Net assets at end of
   period (000)                    $1,132,579       $336,501      $194,889         $116,451     $46,888
Ratios to average net assets:**
   Expenses (%)(a)                        .55            .56           .45(d)           .46(d)      .46(b),(d)
   Net investment income (%)             4.41           5.13          5.53             6.15        7.28(b)
Portfolio turnover (%)                     10             17            16(e)            37          49(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2013, average net assets were $878,016,000.

*** Institutional Shares were initiated on August 1, 2008.

(a) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Reflects increased trading activity due to market volatility.

(d) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.46% of the Institutional Shares' average net assets.

(e) Reflects decreased trading activity due to volatile market environment.

================================================================================

74  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:


                                                       YEAR ENDED JULY 31,          PERIOD ENDED
                                                   --------------------------          JULY 31,
                                                     2013             2012             2011***
                                                   ---------------------------------------------
Net asset value at beginning of period             $10.80           $10.60             $10.11
                                                   ------------------------------------------
Income (loss) from investment operations:
   Net investment income                              .45              .50                .52
   Net realized and unrealized gain (loss)           (.04)             .20                .49
                                                   ------------------------------------------
Total from investment operations                      .41              .70               1.01
                                                   ------------------------------------------
Less distributions from:
   Net investment income                             (.45)            (.50)              (.52)
   Realized capital gains                            (.02)               -                  -
                                                   ------------------------------------------
Total distributions                                  (.47)            (.50)              (.52)
                                                   ------------------------------------------
Net asset value at end of period                   $10.74           $10.80             $10.60
                                                   ==========================================
Total return (%)*                                    3.77             6.86              10.19
Net assets at end of period (000)                  $8,890           $7,929             $6,109
Ratios to average net assets:**
   Expenses (%)(b)                                    .95              .95                .95(a)
   Expenses, excluding reimbursements (%)(b)         1.06             1.14               1.70(a)
   Net investment income (%)                         4.07             4.76               5.02(a)
Portfolio turnover (%)                                 10               17                 16(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2013, average net assets were $8,355,000.

*** Adviser Shares were initiated on August 1, 2010.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) Reflects decreased trading activity due to volatile market environment.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

EXPENSE EXAMPLE

July 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2013, through July 31, 2013.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be

================================================================================

76  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING               ENDING             DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2013 -
                                       FEBRUARY 1, 2013        JULY 31, 2013          JULY 31, 2013
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $  997.40                 $3.22

Hypothetical
 (5% return before expenses)               1,000.00               1,021.57                  3.26

INSTITUTIONAL SHARES
Actual                                     1,000.00                 997.80                  2.77

Hypothetical
 (5% return before expenses)               1,000.00               1,022.02                  2.81

ADVISER SHARES
Actual                                     1,000.00                 995.90                  4.70

Hypothetical
 (5% return before expenses)               1,000.00               1,020.08                  4.76

* Expenses are equal to the annualized expense ratio of 0.65% for Fund Shares, 0.56% for Institutional Shares, and 0.95% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.26)% for Fund Shares, (0.22)% for Institutional Shares, and (0.41)% for Adviser Shares for the six-month period of February 1, 2013, through July 31, 2013.

================================================================================

                                                           EXPENSE EXAMPLE |  77

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2013

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 30, 2013, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability.

================================================================================

78  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring

================================================================================

                                                     ADVISORY AGREEMENT(S) |  79

================================================================================

"best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and
(ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the

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80  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board took into account the Manager's undertakings to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2012. The Board also noted that the Fund's percentile performance ranking was in the top 5% of its performance universe for the one- and three- year periods ended December 31, 2012, , and was in the top 10% of its performance universe for the five-year period ended December 31, 2012.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses, noting that the Manager has reimbursed a portion of its management fee for the Fund. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  81

================================================================================

the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board noted that the Fund has advisory fee breakpoints at specified asset levels, which allows the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Management Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 16 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

84  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over five years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 13 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors. LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member in 9/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as one year as a Board Member of the USAA family of funds. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

================================================================================

86  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012); Vice President, New Life Investments, LLC (1986-1992). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

   (2) Member of Executive Committee

   (3) Member of Audit Committee

   (4) Member of Pricing and Investment Committee

   (5) Member of Corporate Governance Committee

   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.

   (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Executive Director and General Counsel, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Secretary and Director, IMCO (6/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Secretary of AMCO, SAS and ICorp.

================================================================================

88  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (04/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10); Associate, Morrison & Foerster LLP (07/07-02/09). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

     (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

90  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
                                     Jefferson C. Boyce
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
        (8722)                       "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA      WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    40050-0913                               (C)2013, USAA. All rights reserved.

    ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2013 and 2012 were $460,191 and $391,388, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2013 and 2012 were $65,860 and $70,828, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to foreign tax reclaim filings for the fiscal years ended July 31, 2013 and 2012 were $27,750 and $0, other fees billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise calculations for fiscal years ended July 31, 2013 and 2012 were $27,000 and $0, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for July 31, 2013 and 2012 were $442,000 and $384,984, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2013

By:*     /s/ James G. Whetzel
         --------------------------------------------------------------
         Signature and Title:  James G. Whetzel, Secretary

Date:     09/20/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     09/24/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     09/23/2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.